EXHIBIT T3E-5

J. Ronald Trost (JT-4745)
Kelley A. Cornish (KC-0754)
Shalom L. Kohn (SK-2626)
Elizabeth R. McColm (EM-8532)
SIDLEY AUSTIN BROWN & WOOD LLP
787 Seventh Avenue
New York, New York 10019
Telephone: (212) 839-5300

Counsel for Debtors and Debtors-in-Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - - -  x
                                             :       Chapter 11
                                             :
In re                                        :       Case Nos. 01-41643 (RLB)
                                             :       through     01-41680 (RLB)
     THE WARNACO GROUP, INC., et al.,        :
                                             :       (Jointly Administered)
                                    Debtors. x
- - - - - - - - - - - - - - - - - - - - - -


                 NOTICE OF FILING OF SECOND AMENDED AND RESTATED
                  SCHEDULES 3.1 AND 3.2 TO THE DEBTORS' AMENDED
               JOINT PLAN OF REORGANIZATION DATED NOVEMBER 8, 2002


            PLEASE TAKE NOTICE that on January 14, 2003, The Warnaco Group, Inc. and its affiliated debtors and debtors-in-possession in the above-captioned chapter 11 cases (the "Debtors") filed their Second Amended and Restated Schedules 3.1 and 3.2 (collectively, the "Schedules") to their First Amended Joint Plan of Reorganization of The Warnaco Group, Inc. and Its Affiliated Debtors and Debtors in Possession Under Chapter 11 of the Bankruptcy Code, dated as of November 8, 2002 (the "Plan"). The Schedules are annexed hereto.

Dated: New York, New York         SIDLEY AUSTIN BROWN & WOOD LLP
       January 14, 2003

                                  By:  /s/ Kelley A. Cornish
                                      -----------------------------------
                                      (A Member of the Firm)
                                  J. Ronald Trost  (JT-4745)
                                  Kelley A. Cornish  (KC-0754)
                                  Shalom L. Kohn  (SK-2626)
                                  Elizabeth R. McColm  (EM-8532)
                                  787 Seventh Avenue
                                  New York, New York  10019
                                  Telephone:  (212) 839-5300
                                  Telecopier:  (212) 839-5599

                                  Counsel for Debtors and Debtors-in-Possession



                                          SECOND AMENDED AND RESTATED PLAN SCHEDULE 3.1
                                          ---------------------------------------------

                                  LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE REJECTED
                                         (as amended and restated as of January 13, 2003)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 CONTRACT DATE/
                                                                                                  CONTRACT         REJECTION
CONTRACT PARTY                 NOTICE ADDRESS                         CONTRACT DESCRIPTION       EXTENSION DATE   EFFECTIVE DATE
-----------------------------------------------------------------------------------------------------------------------------------

Impulse (India)                B-12 Nizamuddin West                   Buying Agency                 3/28/00     Earlier of Effective
Private Limited                New Delhi 110013, India                Agreement -                               Date of Plan and
                               Attention:  Ashwani Gupta              Non exclusive                             expiration date of
                                                                                                                contract or lease
-----------------------------------------------------------------------------------------------------------------------------------
ASNA                           P.O. Box 701250                        Utility Tool                  1/31/03     Reject as of 1/31/03
                               San Antonio, TX 78270-1250             (software)
-----------------------------------------------------------------------------------------------------------------------------------
Infinium                       25 Communications Highway,             Software 2000 /                           Earlier of Effective
                               Drawer 6000                            Financial Sys.                            Date of Plan and
                               Hyannis, MA 02601                                                                expiration date of
                               Attention:  Kristen Hambleton                                                    contract or lease
-----------------------------------------------------------------------------------------------------------------------------------
Cable & Wireless               909 Third Ave. 12th Floor              Internet T1                   11/3/99     Earlier of Effective
                               New York, NY 10022                                                               Date of Plan and
                               Attention:  Robert Law                                                           expiration date of
                                                                                                                contract or lease
-----------------------------------------------------------------------------------------------------------------------------------
Pitney Bowes (PBCC)            2225 American Dr                       1 DL4S Copier                 11/1/99     Earlier of Effective
                               Neenah, WI 54656-1005                                                            Date of Plan and
                                                                                                                expiration date of
                                                                                                                contract or lease
-----------------------------------------------------------------------------------------------------------------------------------
G.E. Capital                   P.O. Box 642555                        Konica 7265                    7/1/00     Earlier of Effective
                               Pittsburgh, PA 15264-2555              Digital Copier                            Date of Plan and
                                                                                                                expiration date of
                                                                                                                contract or lease
-----------------------------------------------------------------------------------------------------------------------------------
Vista Business Equipment       99 Park Ave.                           Two Iris printers                         Earlier of Effective
                               New York, NY 10016                                                               Date of Plan and
                                                                                                                expiration date of
                                                                                                                contract or lease
-----------------------------------------------------------------------------------------------------------------------------------
Canon Financial                P.O. Box 42937                         MP90                          6/25/96     Earlier of Effective
Services Inc.                  Philadelphia, PA 19101-2937                                                      Date of Plan and
                                                                                                                expiration date of
                                                                                                                contract or lease
-----------------------------------------------------------------------------------------------------------------------------------
Citicorp Vendor Finance        P.O. Box 41647                         2 Fax Machines NY             May 99      Earlier of Effective
                               Philadelphia, PA 19101                                                           Date of Plan and
                                                                                                                expiration date of
                                                                                                                contract or lease
-----------------------------------------------------------------------------------------------------------------------------------
1385 Broadway Company          Helmsley-Spear, Inc.                   Real property lease           2/28/95         10/31/03
                               60 E. 42nd Street                      at 1385 Broadway,
                               New York, NY 10165                     New York, NY
                               230 Park Ave. Ste 559
                               New York, NY 10169
                               Copy to:  Helmsley-Noyes
                               PO Box 5852
                               New York, NY 10087-5852
-----------------------------------------------------------------------------------------------------------------------------------
149 Madison, LLC               Abramson Brothers Inc.                 Real property lease           4/1/96          10/31/03
                               501 Fifth Ave.                         at 149 Madison Ave
                               New York, NY 10017                     5th Floor
                               Attention:  Alan B. Abramson
-----------------------------------------------------------------------------------------------------------------------------------
Ninety Park Property LLC       C/O  MRC Management LLC                Real property lease        10/24/63 as        10/31/03
                               330 Madison Ave.                       at 90 Park Ave.          amended 5/27/99
                               New York, NY 10017                     (12th, 13th and
                               Att:  Mr. David L Sims                 26th Floor)
                               Copy to:  Proskaur Rose
                               1585 Broadway
                               New York, NY 10036
                               Attention: Lawrence J. Lipson, Esq.
                               Vornado Realty Trust
                               (MRC Management, LLC)
                               PO Box 11191
                               Church Street Station
                               New York, NY 10286
                               Copy to:  Ninety Park Property, LLC
                               c/o Vornado Office Management LLC
                               888 Seventh Ave.
                               New York, NY 10019
                               Attention:  Mr. David R. Greenbaum
                               Copy to:  Vornado Realty Trust
                               210  Route 4 East
                               Paramus, New Jersey 07652
                               Attention:  Mr. Joseph Macnow
-----------------------------------------------------------------------------------------------------------------------------------
MCI                            200 Park Ave.  6th Floor               Telecommunications           10/1/98      Earlier of Effective
                               New York, NY 10016                     Voice and Data/                           Date of Plan and
                               Attention:  Deborah Drake              Service Contract                          expiration date of
                                                                                                                contract or lease
-----------------------------------------------------------------------------------------------------------------------------------
Iron Mountain                  71 Hammer Mill Rd.                     Iron Mountain                6/21/05      Earlier of Effective
                               Rocky Hill, CT 06067                   Off Site                                  Date of Plan and
                               Attention:  Matt Cronin                Data Storage                              expiration date of
                                                                                                                contract or lease
-----------------------------------------------------------------------------------------------------------------------------------
Veri-Sign                      500 W. Madison St.                     AS/400 Software              9/29/01      Earlier of Effective
                               Suite 2050                                                                       Date of Plan and
                               Chicago IL 60661                                                                 expiration date of
                               Attention:  Eric Johnson                                                         contract or lease
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security (Store #77)                           01/31/03
                               Pembroke, MA 02359                     Camarillo, CA
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
Hagopian Realty Corp.          71 Route 17 M                          Storage (Store #95            1/1/97           01/31/03
                               Harriman, NY 10926                     Central Valley, NY)
-----------------------------------------------------------------------------------------------------------------------------------
Shurgard of Vineland           4508 S. Vineland                       Storage (Store #503                            01/31/03
                               Orlando, FL 32811                      Orlando, FL)
-----------------------------------------------------------------------------------------------------------------------------------
Mills-Kan Am Sawgrass          1300 Wilson Blvd.                      Storage (Store #620           12/1/01          01/31/03
Phase 3 LP                     Suite 400                              Sunrise, FL)
                               Arlington VA 22209                     Unit 9 and Unit 14
                               Attention:  Bill Berry/
                                  Bob Marona
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security (Store #620                           01/31/03
                               Pembroke, MA 02359                     Sunrise, FL)
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                  900 E. Pine Street                     Music (Store #620                              01/31/03
                               Seattle, WA 98122                      Sunrise, FL)
                               Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
The Store Room                 24635 SE Stark                         Storage (Store #701)                           01/31/03
                               Troudale, OR 97060
-----------------------------------------------------------------------------------------------------------------------------------
Storage USA Plainville         90 Tauntan                             Storage (Store #821                            01/31/03
                               Planeville, MA 02762                   Wrentham, MA)
-----------------------------------------------------------------------------------------------------------------------------------
CKI                            111 Morse St.                          Nonem Monitoring              None             10/31/03
                               Norwood, MA 02062-4646                 205 W. 39th
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security Lease                                 01/31/03
                               Pembroke, MA 02359                     (Store #21)
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security (Store #79                            01/31/03
                               Pembroke, MA 02359                     Carlsbad, CA)
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security (Store #91                            01/31/03
                               Pembroke, MA 02359                     Castle Rock, CO)
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security (Store #95                            01/31/03
                               Pembroke, MA 02359                     Central Valley, NY)
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security (Store #101                          01/31/03
                               Pembroke, MA 02359                     Clinton, CT)
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security (Store #169                          01/31/03
                               Pembroke, MA 02359                     Dawsonville, GA)
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security (Store #172                          01/31/03
                               Pembroke, MA 02359                     Destin, FL)
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security (Store #207                          01/31/03
                               Pembroke, MA 02359                      Foley, AL)
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security (Store #281                          01/31/03
                               Pembroke, MA 02359                     Gilroy, CA)
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security (Store #315                          01/31/03
                               Pembroke, MA 02359                     Jackson, NJ)
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security (Store #323                          01/31/03
                               Pembroke, MA 02359                     Kittery, ME)
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security (Store #367                          01/31/03
                               Pembroke, MA 02359                     Las Vegas, NV)
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security (Store #435                          01/31/03
                               Pembroke, MA 02359                     Milpitas, CA)
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security                                      01/31/03
                               Pembroke, MA 02359                     (#485 Napa, CA)
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security (Store #489                         01/31/03
                               Pembroke, MA 02359                     Niagara Falls, NY)
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security (Store #503                         01/31/03
                               Pembroke, MA 02359                     Orlando, FL)
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security (Store #541                         01/31/03
                               Pembroke, MA 02359                     Primm, NV)
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security (Store #561                         01/31/03
                               Pembroke, MA 02359                     Riverhead, NY)
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security (Store #597                         01/31/03
                               Pembroke, MA 02359                     San Marcos, TX)
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security (Store #613                         01/31/03
                               Pembroke, MA 02359                      San Ysidro, CA)
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security (Store #633                         01/31/03
                               Pembroke, MA 02359                     Secaucus, NJ)
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security (Store #701                         01/31/03
                               Pembroke, MA 02359                     Troutdale, OR)
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security (Store #775                         01/31/03
                               Pembroke, MA 02359                     Finger Lakes, NY)
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
American Sentinel Group Inc.   75 Barker Street                       Security (Store #821                         01/31/03
                               Pembroke, MA 02359                     Wrentham, MA)
                               Attention:  John O'Keffe
-----------------------------------------------------------------------------------------------------------------------------------
ADT Security Systems           P.O. Box 371956                        Alarm/Access                  None           10/31/03
                               Pittsburgh PA 15250-7956               Control Main
                               Attention:  Shawnail King
-----------------------------------------------------------------------------------------------------------------------------------
Miss Universe L.P. LLP         Miss Universe Organization             1999 Miss Universe,           7/30/98     Earlier of Effective
                               1370 Ave. of the Americas              Miss USA 1998                             Date of Plan and
                               16th Floor                             Miss Teen USA                             expiration date of
                               New York, NY 10019                     Sponsorship                               contract or lease
                               Attention: Craig A. Isaacs
-----------------------------------------------------------------------------------------------------------------------------------
Miss Universe L.P. LLP         Miss Universe Organization             2000 Miss Universe            7/26/99     Earlier of Effective
                               1370 Ave. of the Americas              Miss USA, 1999                            Date of Plan and
                               16th Floor                             Miss Teen USA                             expiration date of
                               New York, NY 10019                     Sponsorship                               contract or lease
                               Attention: Craig A. Isaacs
-----------------------------------------------------------------------------------------------------------------------------------
Calvin Klein Inc.              205 W. 39th Street 11th Floor          5th Floor/                    11/1/93       10/31/03
                               New York, NY 10018                     205 W. 39th Street
                               Attention:  Stephanie Goldstein
-----------------------------------------------------------------------------------------------------------------------------------
205 W. 39th St. Company        205 W. 39th St.                        13th and 14th Floor           3/1/97        10/31/03
                               New York NY 10018
                               Attention:  Daniel Mintz, Esq.
                               Copy to :
                               Newman Tannenbaum Helpern
                               Syracuse & Hirschtritt LLP
                               900 Third Ave.
                               New York, NY 10022
                               Attention: Neil E. Botwinoff, Esq.
-----------------------------------------------------------------------------------------------------------------------------------
Deerfoot Mall                  901 64th Ave. NE                       Lease at                      11/1/99        8/29/02
                               Calgary, Alb.                          Deerfoot Outlet
                               Canada T2E 7P4
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                  900 East Pine Street                  Music (Store #64              12/31/99       01/31/03
                               Seattle WA 98122                      Houston Galleria)
                               Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                  900 East Pine Street                  Music (Store #20              12/31/99       01/31/03
                               Seattle WA 98122                      Towson Town Center)
                               Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                  900 East Pine Street                  Music (Store #199             12/31/99       01/31/03
                               Seattle WA 98122                      611 Duval Street)
                               Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
ADT                            5400 W. Rosencrans                    Security (Store #199                         01/31/03
                               Hawthorne, CA 90250                    611 Duval Street)
                               Attention:  Nadine Gunderson
-----------------------------------------------------------------------------------------------------------------------------------
Allen B. Schwartz              2399 Mandeville Canyon Road           Employment Agreement           9/1/99        Effective Date
                               Los Angeles, CA 90049                 (Allen B. Schwartz)                          of Plan

Except as set forth in the following sentence, any agreements by and between any of the Debtors and any of their employees regarding the terms and conditions of such employees' employment shall be deemed to be rejected as of the Effective
Date. However, any Employee Patent and Confidentiality Agreements and Arbitration Agreements, including, without limitation, those that are substantially in the same form as Plan Schedules 3.1(a) and (b), by and between any of the Debtors and any of their employees shall be deemed to be assumed with a zero cure amount.



                                                             SECOND AMENDED AND RESTATED PLAN SCHEDULE 3.2

                                                    LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
                                                           (as amended and restated as of January 13, 2003)

                                                                                                           CONTRACT
                                                                                                         DATE/CONTRACT
CONTRACT PARTY                NOTICE ADDRESS                             CONTRACT DESCRIPTION           EXTENSION DATE    AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Inseco Inc.                   15 W. 39th Street                          Buying Agency Agreement           02/07/97        0.00
                              New York, NY 10015                           - Non exclusive
                              Attention:  Mike Behmoaras
----------------------------------------------------------------------------------------------------------------------------------
Allen B. Schwartz             2399 Mandeville Canyon Road                Agreement and Assignment          09/01/99        0.00
                              Los Angeles, CA 90049                      (Schwartz Name)
----------------------------------------------------------------------------------------------------------------------------------
Nancy Ganz                    Nancy Ganz                                 Name Agreement                    07/17/96        0.00
                              300 Central Park West
                              Apt. 2L
                              New York, NY 10024
                              and
                              Paul Weiss Rifkind
                                Wharton & Garrison
                              1285 Avenue of the Americas
                              New York, NY 10019
                              Attention:  Robert M. Hirsh, Esq.
----------------------------------------------------------------------------------------------------------------------------------
Amanda Beard                  c/o Evan Morgenstein                       Athlete/Coach Agreement           06/01/01        0.00
                              Premier Management
                              200 Merry Hill Drive
                              Raleigh, NC 27606
----------------------------------------------------------------------------------------------------------------------------------
Ambrose (Rowdy) Gaines        4948 Caldwell Mill Road                    Athlete/Coach Agreement           01/01/01        0.00
                              Birmingham, AL 35243
----------------------------------------------------------------------------------------------------------------------------------
Amy Van Dyken                 c/o Gold Medal Management                  Athlete/Coach Agreement           03/01/99        0.00
                              1750-14th Street
                              Boulder, CO 80302
----------------------------------------------------------------------------------------------------------------------------------
Barbara Lindquist             P.O. Box 284                               Athlete/Coach Agreement           01/01/01        0.00
                              Wilson, WY 83014
----------------------------------------------------------------------------------------------------------------------------------
Bob Steele                    505 Attleboro Avenue                       Athlete/Coach Agreement           01/01/01        0.00
                              Bakersfield, CA 93314-4909
----------------------------------------------------------------------------------------------------------------------------------
Brooke Bennett                c/o Evan Morgenstein                       Athlete/Coach Agreement           01/01/01        0.00
                               Premier Management
                              200 Merry Hill Drive
                              Raleigh, NC 27606
----------------------------------------------------------------------------------------------------------------------------------
Chris Thompson                c/o Evan Morgenstein                       Athlete/Coach Agreement           06/01/01        0.00
                               Premier Management
                              200 Merry Hill Drive
                              Raleigh, NC 27606
----------------------------------------------------------------------------------------------------------------------------------
Colleen Lanne                 1914 David St.                             Athlete/Coach Agreement           03/27/01        0.00
                              Austin, TX 78705
----------------------------------------------------------------------------------------------------------------------------------
College Swimming Coaches      P.O. Box 63285                             Athlete/Coach Agreement           07/01/98        0.00
Association of America        Colorado Springs, CO 801962
----------------------------------------------------------------------------------------------------------------------------------
Courtney Shealy               155 International Drive #609               Athlete/Coach Agreement           09/01/00        0.00
                              Athens, GA 30605
----------------------------------------------------------------------------------------------------------------------------------
Cristina Teuscher             c/o SFX                                    Athlete/Coach Agreement           04/01/00        0.00
                              220 West 42nd St.
                              12th Floor
                              New York, NY 10036
                               (SFX, N1272)
----------------------------------------------------------------------------------------------------------------------------------
Cynthia Gallagher             1586 Electric Ave.                         Athlete/Coach Agreement           07/01/99        0.00
                              Venice, CA 90291
----------------------------------------------------------------------------------------------------------------------------------
Dara Torres (Wilhelmina)      245 E. 72nd St. Apt. 9G                    Athlete/Coach Agreement           08/01/99        0.00
                              New York, NY 10021-4588
----------------------------------------------------------------------------------------------------------------------------------
Dave Parrington               8604 Constance Way                         Athlete/Coach Agreement           04/17/98        0.00
                              Knoxville, TN 37923
----------------------------------------------------------------------------------------------------------------------------------
Dave Salo                     21762 Quiet Oak Drive                      Athlete/Coach Agreement           01/01/99        0.00
                              Lake Forest, CA 92630
----------------------------------------------------------------------------------------------------------------------------------
Dennis Dale                   1774 Girard Ave.                           Athlete/Coach Agreement             Jan 01        0.00
                              S. Minneapolis, MN 55403
----------------------------------------------------------------------------------------------------------------------------------
Donald Gibb                   201 Sesqui Trail                           Athlete/Coach Agreement           01/01/00        0.00
                              Columbia, SC 29223
----------------------------------------------------------------------------------------------------------------------------------
Ed Sinnott                    8222 Forest Hills                          Athlete/Coach Agreement           01/01/01        0.00
                              Dallas, TX 75218
----------------------------------------------------------------------------------------------------------------------------------
Ed Spencer                    3640 Churchwell Ct.                        Athlete/Coach Agreement           01/01/01        0.00
                              Tucker, GA 30084
----------------------------------------------------------------------------------------------------------------------------------
Eddie Reese                   5924 Gorham Glen Lane                      Athlete/Coach Agreement           01/01/01        0.00
                              Austin, TX 78739
----------------------------------------------------------------------------------------------------------------------------------
Greg Louganis                 P.O. Box 4130                              Athlete/Coach Agreement           01/01/01        0.00
                              Malibu, CA 90265
----------------------------------------------------------------------------------------------------------------------------------
Hongping Li                   4962 Starling Way                          Athlete/Coach Agreement           01/01/99        0.00
                              La Palma, CA 90623
----------------------------------------------------------------------------------------------------------------------------------
Hunter Kemper                 500 Crooked Oak Ct.                        Athlete/Coach Agreement           01/01/01        0.00
                              Longwood, FL 32779
----------------------------------------------------------------------------------------------------------------------------------
Ira Klein                     1335 Mountain Ave.                         Athlete/Coach Agreement           01/01/01        0.00
                              Santa Barbara, CA 93101
----------------------------------------------------------------------------------------------------------------------------------
Jack Bauerle                  125 Tipperary Rd.                          Athlete/Coach Agreement            1/1/01         0.00
                              Athens, GA 30606
----------------------------------------------------------------------------------------------------------------------------------
Jack Nelson                   417 Idlewyld Drive                         Athlete/Coach Agreement           01/01/01        0.00
                              Ft. Lauderdale, FL 33301
----------------------------------------------------------------------------------------------------------------------------------
Jason Lezak                   5377 Traci Drive                           Athlete/Coach Agreement           10/15/98        0.00
                              Santa Barbara, CA 93111
----------------------------------------------------------------------------------------------------------------------------------
Jay Schryver                  6116 Jordan Drive                          Athlete/Coach Agreement           05/01/01        0.00
                              Loveland, CO 80537
----------------------------------------------------------------------------------------------------------------------------------
Jerry Holtrey                 3522 Glencairn Rd.                         Athlete/Coach Agreement           01/01/99        0.00
                              Shaker Heights, OH 44122
----------------------------------------------------------------------------------------------------------------------------------
Jill Sterkel                  5507 Mr. Bonnell Rd.                       Athlete/Coach Agreement           01/01/01        0.00
                              Austin, TX 78731
----------------------------------------------------------------------------------------------------------------------------------
Joanna Zeiger                 c/o Epstein                                Athlete/Coach Agreement           01/01/99        0.00
                              8631 Constence Way
                              Knoxville, TN 37923
----------------------------------------------------------------------------------------------------------------------------------
John Carroll                  806 Defense Drive                          Athlete/Coach Agreement           09/01/98        0.00
                              Marlton, NJ 08053
----------------------------------------------------------------------------------------------------------------------------------
John Collins                  105 Rockland Ave.                          Athlete/Coach Agreement           01/01/01        0.00
                              Larchmont, NY 10538
----------------------------------------------------------------------------------------------------------------------------------
John Mattos                   190 S. County Road #5                      Athlete/Coach Agreement           01/01/01        0.00
                              Ft. Collins, CO 80524
----------------------------------------------------------------------------------------------------------------------------------
John Morse                    2713 Wortham                               Athlete/Coach Agreement           01/01/01        0.00
                              Nashville, TN 37215
----------------------------------------------------------------------------------------------------------------------------------
John Trembley                 7515 Little River Road                     Athlete/Coach Agreement           01/01/01        0.00
                              Knoxville, TN 37920
----------------------------------------------------------------------------------------------------------------------------------
Josh Davis                    4408 Airport Blvd                          Athlete/Coach Agreement           01/01/98        0.00
                              Austin TX 78722
----------------------------------------------------------------------------------------------------------------------------------
Kerry Classen                 801 Astoria Park Dr.                       Athlete/Coach Agreement           01/01/01        0.00
                              Bakersfield, CA 93311
----------------------------------------------------------------------------------------------------------------------------------
Kerstin Weule                 4743 S. Cedar Rd.                          Athlete/Coach Agreement           03/27/01        0.00
                              Evergreen, CO 80439
----------------------------------------------------------------------------------------------------------------------------------
Kris Kirchner                 6000 N. Maple Grove Rd.                    Athlete/Coach Agreement           01/01/01        0.00
                              Bloomington, IN 47404
----------------------------------------------------------------------------------------------------------------------------------
Kristy Kowal                  1726 Colony Drive                          Athlete/Coach Agreement           04/01/00        0.00
                              Wyomissing, PA 19610
----------------------------------------------------------------------------------------------------------------------------------
Larry Shofe                   7315 San Carlos Road                       Athlete/Coach Agreement           07/01/98        0.00
                              Jacksonville, FL 32217
----------------------------------------------------------------------------------------------------------------------------------
Lenny Krayzelburg             LK Sports Inc.                             Athlete/Coach Agreement           07/01/98        0.00
                              Octagon
                              50 Courtland Pier
                              Portland, ME  04101
                              Attention:  Peter Carlisle
                              OR
                              LK Sports Inc.
                              Octagon
                              Box 17574
                              Portland, ME 04112
----------------------------------------------------------------------------------------------------------------------------------
Lindsay Benko                 c/o Evan Morgenstein                       Athlete/Coach Agreement           07/01/99        0.00
                              Premier Management
                              200 Merry Hill Drive
                              Raleigh, NC 27606
----------------------------------------------------------------------------------------------------------------------------------
Mark Ruiz                     c/o Evan Morgenstein                       Athlete/Coach Agreement           07/01/98        0.00
                              Premier Management
                              200 Merry Hill Drive
                              Raleigh, NC 27606
----------------------------------------------------------------------------------------------------------------------------------
Mark Schubert                 A-104 Surfside Ave.                        Athlete/Coach Agreement           01/01/01        0.00
                              Surfside, CA 90743
----------------------------------------------------------------------------------------------------------------------------------
Matt Scoggins                 4900 Calhoun Canyon Loop                   Athlete/Coach Agreement           10/15/98        0.00
                              Austin, TX 78735
----------------------------------------------------------------------------------------------------------------------------------
Megan Quann                   11602-135th Street, Court                  Athlete/Coach Agreement           10/01/00        0.00
                              E. Puyallup, WA 98374
----------------------------------------------------------------------------------------------------------------------------------
Melvin Nash                   1704 Todd Trail                            Athlete/Coach Agreement           01/01/01        0.00
                              College Station, TX 77845
----------------------------------------------------------------------------------------------------------------------------------
Michael Smedley               1 Olympic Plaza                            Athlete/Coach Agreement            Mar 01         0.00
                              Colorado Springs, CO 80909
----------------------------------------------------------------------------------------------------------------------------------
Mike Chasson                  3431 E. Cherokee Street                    Athlete/Coach Agreement           01/01/01        0.00
                              Phoenix, AZ 85044
----------------------------------------------------------------------------------------------------------------------------------
Mike Hastings                 10755 Voyaitzes                            Athlete/Coach Agreement           01/01/01        0.00
                              Auburn, CA 95603
----------------------------------------------------------------------------------------------------------------------------------
Mike Walker                   1801 Lakeshore Drive                       Athlete/Coach Agreement           01/01/01        0.00
                              Austin, TX 78746
----------------------------------------------------------------------------------------------------------------------------------
Misty Hyman                   1869 Alma Road                             Athlete/Coach Agreement           06/01/01        0.00
                              Palo Alto, CA 94301
----------------------------------------------------------------------------------------------------------------------------------
Muray Stephens                11123 Powers Avenue                        Athlete/Coach Agreement           01/01/01        0.00
                              Cockeyville, MD 21030
----------------------------------------------------------------------------------------------------------------------------------
Neil Walker                   c/o IMG 1360 East 9th St.                  Athlete/Coach Agreement           08/01/98        0.00
                              Ste 100
                              Cleveland, OH 44114
----------------------------------------------------------------------------------------------------------------------------------
Nort Thornton                 4 Irvine                                   Athlete/Coach Agreement           01/01/01        0.00
                              Moraga, CA 64556
----------------------------------------------------------------------------------------------------------------------------------
Patrick Hogan                 10104 Whitehorn Drive                      Athlete/Coach Agreement           01/01/01        0.00
                              Charlotte, NC 28277
----------------------------------------------------------------------------------------------------------------------------------
Paul Bergen                   14910 SW Carlsbad Drive                    Athlete/Coach Agreement           01/01/01        0.00
                              Beaverton, OR 97007
----------------------------------------------------------------------------------------------------------------------------------
Paul Blair                    216 Ridgeway Drive                         Athlete/Coach Agreement           01/01/01        0.00
                              Little Rock, AR 72205
----------------------------------------------------------------------------------------------------------------------------------
Pete Raykovich                22253 N. DeAnza Circle                     Athlete/Coach Agreement           01/01/01        0.00
                              Cupertino, CA 95014
----------------------------------------------------------------------------------------------------------------------------------
Peter Banks                   14320 Diplomat Drive                       Athlete/Coach Agreement           01/01/99        0.00
                              Tampa, FL 33613
----------------------------------------------------------------------------------------------------------------------------------
Peter Malone                  8008 West Gate                             Athlete/Coach Agreement           01/01/01        0.00
                              Lenexa, KS 66215
----------------------------------------------------------------------------------------------------------------------------------
Pierre LaFontaine             3252 E. Highland                           Athlete/Coach Agreement           01/01/99        0.00
                              Phoenix, AZ 85018
----------------------------------------------------------------------------------------------------------------------------------
Rada Owen                     c/o Premier Management                     Athlete/Coach Agreement           09/01/00        0.00
                              Merry Hill Drive
                              Raleigh, NC 27606
----------------------------------------------------------------------------------------------------------------------------------
Richard Curl                  730 Springvale Rd.                         Athlete/Coach Agreement           07/31/95        0.00
                              Great Falls, VA 22066
----------------------------------------------------------------------------------------------------------------------------------
Richard Quick                 725 Hobart Street                          Athlete/Coach Agreement           01/01/01        0.00
                              Menlo Park, CA 94025
----------------------------------------------------------------------------------------------------------------------------------
Richard Shoulberg             3208 Sunset Avenue                         Athlete/Coach Agreement           01/01/01        0.00
                              Norristown, PA 19401
----------------------------------------------------------------------------------------------------------------------------------
Rick Benner                   2618 5th St.                               Athlete/Coach Agreement           01/01/00        0.00
                              SW Puyallup, WA 98373
----------------------------------------------------------------------------------------------------------------------------------
Rick Schavone                 48 Pearce Mitchell                         Athlete/Coach Agreement           01/01/01        0.00
                              Stanford, CA 94305
----------------------------------------------------------------------------------------------------------------------------------
Robert Bowman                 941 N. Calvert St.                         Athlete/Coach Agreement           01/01/01        0.00
                              Baltimore, MD 21202
----------------------------------------------------------------------------------------------------------------------------------
Scott Tucker                  197 Pineview                               Athlete/Coach Agreement           05/01/01        0.00
                              Irvine, CA 92620
----------------------------------------------------------------------------------------------------------------------------------
  Janet Evans                 c/o SFX                                    Athlete/Coach Agreement           01/01/01        0.00
                              220 West 42nd Street,
                              12th Floor
                              New York, NY 10036
                              SFX(N1598)
----------------------------------------------------------------------------------------------------------------------------------
Sheila Taormina               30542 Puritan                              Athlete/Coach Agreement           01/01/99        0.00
                              Livonia, MI 48154
----------------------------------------------------------------------------------------------------------------------------------
Skip Runkle                   1316 Ann Court                             Athlete/Coach Agreement           01/01/01        0.00
                              West Linn, OR 97068
----------------------------------------------------------------------------------------------------------------------------------
Speedo/NISCA Sponsorship      c/o Thomas Wojslowoucs                     Athlete/Coach Agreement           09/01/00        0.00
                              93 Kennedy Blvd.
                              Bayonne, NJ 07002
----------------------------------------------------------------------------------------------------------------------------------
Steve Collins                 5233 Vanderbilt                            Athlete/Coach Agreement           01/01/01        0.00
                              Dallas, TX 75206
----------------------------------------------------------------------------------------------------------------------------------
Susan Teeter                  44 Maplewood Drive                         Athlete/Coach Agreement           01/01/98        0.00
                              Cranbury, NJ 08512
----------------------------------------------------------------------------------------------------------------------------------
Tim O'Brien                   501 Seabreeze Blvd.                        Athlete/Coach Agreement           01/01/01        0.00
                              Ft. Lauderdale, FL 33316
----------------------------------------------------------------------------------------------------------------------------------
Tom Malchow                   c/o Evan Morgenstein                       Athlete/Coach Agreement           07/01/99        0.00
                              Premier Management
                              200 Merry Hill Drive
                              Raleigh, NC 27606
----------------------------------------------------------------------------------------------------------------------------------
Tom Wilkens                   2 Alpha Ct.                                Athlete/Coach Agreement           07/15/98        0.00
                              Middletown, NJ 07748
----------------------------------------------------------------------------------------------------------------------------------
University of Florida         Universtiy Athletic Assoc. Inc.            Athlete/Coach Agreement           07/01/98        0.00
                              PO 14485
                              Gainesville, FL 32604-2485
----------------------------------------------------------------------------------------------------------------------------------
University of Michigan        Athletic Department                        Athlete/Coach Agreement           07/01/00        0.00
                              1000 S. State Street
                              Ann Arbor, MI 48109
----------------------------------------------------------------------------------------------------------------------------------
University of Minnesota       Jean Freeman                               Athlete/Coach Agreement           01/01/01        0.00
                              3508 Spain Place NE
                              Minneapolis, MN 55418
----------------------------------------------------------------------------------------------------------------------------------
University of Virginia        Athletic Department                        Athlete/Coach Agreement           07/15/00        0.00
                              University Hall
                              Charlottesville, VA 22903
----------------------------------------------------------------------------------------------------------------------------------
USA Swimming                  1 Olympic Plaza                            Athlete/Coach Agreement           01/01/01        0.00
                              Colorado Springs, CO 80909
----------------------------------------------------------------------------------------------------------------------------------
Vince Panzano                 2600 Darling Road                          Athlete/Coach Agreement           01/01/01        0.00
                              Blacklick, OH 43004
----------------------------------------------------------------------------------------------------------------------------------
Citibank                      111 Wall Street                            Retirement Plan Trustee           06/29/89        0.00
                              New York, NY 10043
                              Attention:  David Humza
----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch                 1400 Merrill Lynch Drive,                  Savings Plan Trustee and          05/01/95        0.00
                              MSC 04BSPRO,                                 Recordkee
                              Pennington, NJ 08534-4125
                              Attention:  Connie Carpenter
----------------------------------------------------------------------------------------------------------------------------------
Deloite & Touche Tax          1751 Lake Cook Road                        CORPTax  Return                    1/01/01-        0.00
  Technologies LLC            Deerfield, IL 60015                        Preparation Software               12/31/03
                              Attention:  Chris Popson                   License
----------------------------------------------------------------------------------------------------------------------------------
AAFES                         3911 S. Walton Walker Blvd.                Vendor agreement for              03/08/02        0.00
                              Dallas, TX 75236                           markdowns, advertising, etc.
                              Attention:  Ramona Brookshire
----------------------------------------------------------------------------------------------------------------------------------
Gart's                        PO Box 46527                               Vendor agreement for              03/14/02        0.00
                              Denver, CO 80201                           markdowns, advertising, etc.
----------------------------------------------------------------------------------------------------------------------------------
Sam's Club                    702 SW 8th St.                             Vendor agreement for              11/01/01        0.00
                              Bentonville, AK 72716                      markdowns, advertising, etc.
----------------------------------------------------------------------------------------------------------------------------------
Sport Chalet                  920 Foothill Blvd.                         Vendor agreement for              03/14/02        0.00
                              La Canada, CA 91011                        markdowns, advertising, etc.
----------------------------------------------------------------------------------------------------------------------------------
Sports Authority              PO Box 508003                              Vendor agreement for              05/28/02        0.00
                              Lauderdale, FL 33340-7002                  markdowns, advertising, etc.
----------------------------------------------------------------------------------------------------------------------------------
Wal-Mart                      702 SW 8th St.                             Vendor agreement for                              0.00
                              Bentonville, AK 72716                      markdowns, advertising, etc.
----------------------------------------------------------------------------------------------------------------------------------
Bed, Bath & Beyond            650 Liberty Ave.                           EDI Agreement                     11/10/98        0.00
                              Union, NJ 07083
                              Copy to:
                              City of Philadelphia
                              c/o Liberty Place Retail Assoc.
                              1625 Chestnut St.
                              Philadelphia, Pennsylvania 19103
----------------------------------------------------------------------------------------------------------------------------------
Dillards                      1600 Cantrell Rd.                          EDI Agreement                     07/31/00        0.00
                              Little Rock, AR 72201
                              Attention:  Dean Worley
----------------------------------------------------------------------------------------------------------------------------------
Footstar Corp                 3201 W. Royal Lane                         EDI Agreement                                     0.00
                              Irving, TX 75063
----------------------------------------------------------------------------------------------------------------------------------
Meijer                        2929 Walker Ave.                           EDI Agreement                     02/21/00        0.00
                              NW Grand Rapids, MI 49504
----------------------------------------------------------------------------------------------------------------------------------
Oshman's Sporting goods       Gart's Sports Co.                          EDI Agreement                     01/07/00        0.00
                              PO Box 46527
                              Denver, CO 80201
----------------------------------------------------------------------------------------------------------------------------------
Polo Ralph Lauren             Karen Kong Polo/Ralph Lauren Corp          EDI Agreement                     07/10/00        0.00
                              9 Polito Ave.
                              Lyndhurst, NY 07071
----------------------------------------------------------------------------------------------------------------------------------
Zellers                       AP Dept. Serv Cptes. Foum.                 EDI Agreement                     06/09/00        0.00
                              PO Box 4220, Station A
                              Toronto, ON Canada
----------------------------------------------------------------------------------------------------------------------------------
 David Saxl & Spencer         205 W. 39th Street                         Indp Rep                         12/01/98        0.00
   Weinberg                   New York, NY 10018
----------------------------------------------------------------------------------------------------------------------------------
 Lawler Grp & Pam Lawler      250 Spring St. Ste.135 118A                 Indp Rep                         12/01/98        0.00
                              Atlanta, GA 30303
----------------------------------------------------------------------------------------------------------------------------------
 Price Inc & James Price      J. Price Inc.                               Indp Rep                         11/01/00        0.00
                              1320 Fairway Drive
                              Chesapeake, VA 23320
----------------------------------------------------------------------------------------------------------------------------------
 Stacey Gossman               4764 La Villa Marina, Suite A               Indp Rep                         03/01/99        0.00
                              Marina Del Rey, CA 90292
----------------------------------------------------------------------------------------------------------------------------------
TALXUC Express                10101 Woodfield Lane                       Unemployment Compensation         12/30/94 and    0.00
                              St. Louis, MO 63132                        Service Agreement                amended 1/02
                                                                         (formerly The Frick Company)
----------------------------------------------------------------------------------------------------------------------------------
UNITE Local 1701              UNITE Mid-Atlantic                         Collective Bargaining             03/02/01        0.00
                              Regional Joint Board                        Agreement
                              903 Russell Ave. Suite 400
                              Gaithersburg, PA 20879
----------------------------------------------------------------------------------------------------------------------------------
VPSI                          1220 Rankin Street                         Rideshare transportation          07/01/97        0.00
                              Troy, MI 48083
----------------------------------------------------------------------------------------------------------------------------------
Elaine Villano                25 Phesant Run                             Independent Sales                                 0.00
                              Kinnelon, NJ 07405                         Representative
----------------------------------------------------------------------------------------------------------------------------------
Pam Lawler                    1 Bay Club Dr. Ste. 19-A                   Independent Sales                 12/01/98        0.00
                              Bayside, NY 11360                          Representative
----------------------------------------------------------------------------------------------------------------------------------
AFC - Canada                  9770 Trans Canada                          Royalty-Speedo                                    0.00
                              Saint Larent, Que, H4S 1V9
----------------------------------------------------------------------------------------------------------------------------------
Agnes B. Trouble              194 Rue de Rivoli 75001                    Agreement on                      02/20/01        0.00
                              Paris France                                ALLEN B mark
-----------------------------------------------------------------------------------------------------------------------------------
Anne Cole                     1709 Ambassador Ave.                       License agreement in              10/26/93        0.00
                              Beverly Hills, CA 90210                    perpetuity to manufacture         as amended
                                                                         and distribute swimwear
                                                                         and activewear under
                                                                         the ANNE COLE trademark
-----------------------------------------------------------------------------------------------------------------------------------
Body Art Australia            79-81 Coppin Street                        Export Customer Exclusive         08/01/98        0.00
                              Richmond Victoris                          Distribution Agreement            as amended
                              3121 Australia                                                               and extended
                              Attention:  Mr. Clyde Davenport
-----------------------------------------------------------------------------------------------------------------------------------
Calvin Klein Inc.             205 W. 39th Street                         Royalty CK Jeans                  03/31/99        0.00
                              New York, NY 10018
                              Attention:  Mr. Barry K. Schwartz
                              Copy to:  Calvin Klein, Inc.,
                              205 W. 39th Street
                              New York, NY 10018
                              Attention:  Deirdre Miles-Graeter
                              Copy to:
                              Paul, Weiss, Rifkind,
                                Wharton & Garrison
                              1285 Avenue of the Americas
                              New York, NY 10019-6064
                              Attention:  Robert M. Hirsh, Esq.
-----------------------------------------------------------------------------------------------------------------------------------
Calvin Klein Inc.             205 W. 39th Street                         Royalty CK Jeans - Kids                           0.00
                              New York, NY 10018
                              Attention:  Mr. Barry K. Schwartz
                              Copy to:  Calvin Klein, Inc.,
                              205 W. 39th Street
                              New York, NY 10018
                              Attention:  Deirdre Miles-Graeter
                              Copy to:
                              Paul, Weiss, Rifkind,
                                Wharton & Garrison
                              1285 Avenue of the Americas
                              New York, NY 10019-6064
                              Attention:  Robert M. Hirsh, Esq.
-----------------------------------------------------------------------------------------------------------------------------------
Calvin Klein Inc.             205 W. 39th Street                         National Advertising CK Jeans                     0.00
                              New York, NY 10018
                              Attention:  Mr. Barry K. Schwartz
                              Copy to:  Calvin Klein, Inc.,
                              205 W. 39th Street
                              New York, NY 10018
                              Attention:  Deirdre Miles-Graeter
                              Copy to:
                              Paul, Weiss, Rifkind,
                                Wharton & Garrison
                              1285 Avenue of the Americas
                              New York, NY 10019-6064
                              Attention:  Robert M. Hirsh, Esq.
----------------------------------------------------------------------------------------------------------------------------------
Calvin Klein Inc.             205 W. 39th Street                         Men's Accessories License         03/14/94        0.00
                              New York, NY 10018                         for CALVIN KLEIN products         as extended
                              Attention:  Mr. Barry K. Schwartz          on men's accessories
                              Copy to:  Calvin Klein, Inc.,
                              205 W. 39th Street
                              New York, NY 10018
                              Attention:  Deirdre Miles-Graeter
                              Copy to:
                              Paul, Weiss, Rifkind,
                                Wharton & Garrison
                              1285 Avenue of the Americas
                              New York, NY 10019-6064
                              Attention:  Robert M. Hirsh, Esq.
-----------------------------------------------------------------------------------------------------------------------------------
Calvin Klein Inc.             205 W. 39th Street                         Exclusive License to              08/04/94        0.00
                              New York, NY 10018                         manufacture, distribute and       as amended
                              Attention:  Mr. Barry K. Schwartz          sell Men's and Women's            and extended
                              Copy to:  Calvin Klein, Inc.,              jeans and jeans related
                              205 W. 39th Street                         items for CALVIN KLEIN/CK
                              New York, NY 10018                         CALVIN KLEIN and variations
                              Attention:  Deirdre Miles-Graeter          and  CALVIN KLEIN JEANS,
                              Copy to:                                   CK/CALVIN KLEIN JEANS
                              Paul, Weiss, Rifkind,                      AND CK/CALVIN KLEIN
                                Wharton & Garrison                       KHAKIS
                              1285 Avenue of the Americas
                              New York, NY 10019-6064
                              Attention:  Robert M. Hirsh, Esq.
-----------------------------------------------------------------------------------------------------------------------------------
Calvin Klein Inc.             205 W. 39th Street                         Exclusive License for             08/04/94        0.00
                              New York, NY 10018                         CALVIN KLEIN marks                as amended
                              Attention:  Mr. Barry K. Schwartz          for jeans and jeans               and extended
                              Copy to:  Calvin Klein, Inc.,              related items
                              205 W. 39th Street
                              New York, NY 10018
                              Attention:  Deirdre Miles-Graeter
                              Copy to:
                              Paul, Weiss, Rifkind,
                                Wharton & Garrison
                              1285 Avenue of the Americas
                              New York, NY 10019-6064
                              Attention:  Robert M. Hirsh, Esq.
-----------------------------------------------------------------------------------------------------------------------------------
Calvin Klein Inc.             205 W. 39th Street                         Settlement Agreement              01/22/01        0.00
                              New York, NY 10018
                              Attention:  Mr. Barry K. Schwartz
                              Copy to:  Calvin Klein, Inc.,
                              205 W. 39th Street
                              New York, NY 10018
                              Attention:  Deirdre Miles-Graeter
                              Copy to:
                              Paul, Weiss, Rifkind,
                                Wharton & Garrison
                              1285 Avenue of the Americas
                              New York, NY 10019-6064
                              Attention:  Robert M. Hirsh, Esq.
-----------------------------------------------------------------------------------------------------------------------------------
Calvin Klein Inc.             205 W. 39th Street                         Trust Agreement                   03/14/94        0.00
                              New York, NY 10018                         transferring all
                              Attention:  Mr. Barry K. Schwartz          CALVIN KLEIN marks
                              Copy to:  Calvin Klein, Inc.,              worldwide
                              205 W. 39th Street
                              New York, NY 10018
                              Attention:  Deirdre Miles-Graeter
                              Copy to:
                              Paul, Weiss, Rifkind,
                                Wharton & Garrison
                              1285 Avenue of the Americas
                              New York, NY 10019-6064
                              Attention:  Robert M. Hirsh, Esq.
-----------------------------------------------------------------------------------------------------------------------------------
Calvin Klein Inc.             205 W. 39th Street                         Men's Underwear License           03/14/94        0.00
                              New York, NY 10018                         Agreement between
                              Attention:  Mr. Barry K. Schwartz          Calvin Klein Trademark
                              Copy to:  Calvin Klein, Inc.,              Trust and Calvin Klein, Inc.
                              205 W. 39th Street
                              New York, NY 10018
                              Attention:  Deirdre Miles-Graeter
                              Copy to:
                              Paul, Weiss, Rifkind,
                                Wharton & Garrison
                              1285 Avenue of the Americas
                              New York, NY 10019-6064
                              Attention:  Robert M. Hirsh, Esq.
-----------------------------------------------------------------------------------------------------------------------------------
Calvin Klein Inc.             205 W. 39th Street                         Women's Intimate Apparel          03/14/94         0.00
                              New York, NY 10018                         License Agreement
                              Attention:  Mr. Barry K. Schwartz
                              Copy to:  Calvin Klein, Inc.,
                              205 W. 39th Street
                              New York, NY 10018
                              Attention:  Deirdre Miles-Graeter
                              Copy to:
                              Paul, Weiss, Rifkind,
                                Wharton & Garrison
                              1285 Avenue of the Americas
                              New York, NY 10019-6064
                              Attention:  Robert M. Hirsh, Esq.
-----------------------------------------------------------------------------------------------------------------------------------
Calvin Klein Inc.             205 W. 39th Street                         Quality Assurance Agreement       03/14/94         0.00
                              New York, NY 10018
                              Attention:  Mr. Barry K. Schwartz
                              Copy to:  Calvin Klein, Inc.,
                              205 W. 39th Street
                              New York, NY 10018
                              Attention:  Deirdre Miles-Graeter
                              Copy to:
                              Paul, Weiss, Rifkind,
                                Wharton & Garrison
                              1285 Avenue of the Americas
                              New York, NY 10019-6064
                              Attention:  Robert M. Hirsh, Esq.
-----------------------------------------------------------------------------------------------------------------------------------
Calvin Klein Inc.             205 W. 39th Street                         Servicing Agreement               03/14/94        0.00
                              New York, NY 10018
                              Attention:  Mr. Barry K. Schwartz
                              Copy to:  Calvin Klein, Inc.,
                              205 W. 39th Street
                              New York, NY 10018
                              Attention:  Deirdre Miles-Graeter
                              Copy to:
                              Paul, Weiss, Rifkind,
                                Wharton & Garrison
                              1285 Avenue of the Americas
                              New York, NY 10019-6064
                              Attention:  Robert M. Hirsh, Esq.
-----------------------------------------------------------------------------------------------------------------------------------
Calvin Klein Inc.             205 W. 39th Street                         Acquisition Agreement             03/14/94        0.00
                              New York, NY 10018                         acquiring the beneficial
                              Attention:  Mr. Barry K. Schwartz          ownership interest in the
                              Copy to:  Calvin Klein, Inc.,              CALVIN KLEIN Trademarks
                              205 W. 39th Street
                              New York, NY 10018
                              Attention:  Deirdre Miles-Graeter
                              Copy to:
                              Paul, Weiss, Rifkind,
                                Wharton & Garrison
                              1285 Avenue of the Americas
                              New York, NY 10019-6064
                              Attention:  Robert M. Hirsh, Esq.
-----------------------------------------------------------------------------------------------------------------------------------
Calvin Klein Inc.             205 W. 39th Street                         Administration Agreement          03/14/94        0.00
                              New York, NY 10018
                              Attention:  Mr. Barry K. Schwartz
                              Copy to:  Calvin Klein, Inc.,
                              205 W. 39th Street
                              New York, NY 10018
                              Attention:  Deirdre Miles-Graeter
                              Copy to:
                              Paul, Weiss, Rifkind,
                                Wharton & Garrison
                              1285 Avenue of the Americas
                              New York, NY 10019-6064
                              Attention:  Robert M. Hirsh, Esq.
-----------------------------------------------------------------------------------------------------------------------------------
Calvin Klein Inc.             205 W. 39th Street                         Worldwide Transfer Agreement      03/14/94        0.00
                              New York, NY 10018
                              Attention:  Mr. Barry K. Schwartz
                              Copy to:  Calvin Klein, Inc.,
                              205 W. 39th Street
                              New York, NY 10018
                              Attention:  Deirdre Miles-Graeter
                              Copy to:
                              Paul, Weiss, Rifkind,
                                Wharton & Garrison
                              1285 Avenue of the Americas
                              New York, NY 10019-6064
                              Attention:  Robert M. Hirsh, Esq.
-----------------------------------------------------------------------------------------------------------------------------------
Christine Grimaldi/               17 Cosdrew Lane                        Patent license for Fitness        10/31/95        0.00
  Matthew Grimaldi                East Hampton, NY 11907                 Rope

-----------------------------------------------------------------------------------------------------------------------------------
Cradle Togs, Inc.                 77 South First Street                  Termination of Sublicense         05/06/99        0.00
                                  Elizabeth, NJ 07206                    Agreement to manufacture
                                  and  d/b/a                             children's swimwear
                                  Children's Apparel Network
                                  112 West 34th Street
                                  New York, NY 10102
-----------------------------------------------------------------------------------------------------------------------------------
Deere & Company                   John Deere Road                        Settlement agreement of           06/23/97        0.00
                                  Moline, Illinois 61265                 pending litigation on use
                                                                         of leaping stag design mark
-----------------------------------------------------------------------------------------------------------------------------------
Deere & Company                   John Deere Road                        Settlement agreement of           10/14/75        0.00
                                  Moline, Illinois 61265                 pending litigation on use
                                                                         of leaping stag design mark
-----------------------------------------------------------------------------------------------------------------------------------
Endurance Sports Tech./           3455 Edison Way                        Swim Foil Paddles                 Oct 96 -        0.00
  Hydraulic                       Menlo Park, CA 94025                                                    perpetuity
                                  Attention:  Marc Evans                                                 (or expiration
                                                                                                          of last patent)
-----------------------------------------------------------------------------------------------------------------------------------
Face First, Inc. and              FaceFirst,)Inc.,                       Patent license for non-stick      11/10/98        0.00
Skellerup Industries              34342 Pacific Coast Hwy,               compound SlickFinish
(Malaysia)                        Unit "A",
                                  Dana Point, CA 92629;
                                  and Skellerup Industries (Malaysia)
                                  SDN BHD, K.B. 705,
                                  Ulu Tiram Estate, 80990
                                  Johor Bahru, Malaysia
-----------------------------------------------------------------------------------------------------------------------------------
Fleetcraft International Limited  International House                    Export Customer                   07/25/00        0.00
                                  2 Lower Ashley Road Ashley             Non-Exclusive
                                  New Milton Hampshire                   Distribution Agreement
                                  BH24 5AD England
-----------------------------------------------------------------------------------------------------------------------------------
Jaco Enterprises, Inc.            740 West Aire Libre Avenue             Method for sealing external       Aug 00 -        0.00
                                  PO Box 22084                           auditory ear canal                life of
                                  Phoenix, AZ 85028                      (earplugs/headband product)       patent
-----------------------------------------------------------------------------------------------------------------------------------
Jashanmal National Company, LLC   Al Lotus Building                      Distribution Agreement for                        0.00
                                  Salah-Al-Din Street                    intimate apparel and men's
                                  PO Box 1545                            accessories
                                  Dubai, UAR
-----------------------------------------------------------------------------------------------------------------------------------
Jordan Marsh Ltda./Jordan         Jordan March Ltda.                     Settlement Agreement              02/02/01        0.00
  March Latin Aemrican, Inc.      Avenida Estacion No. 5AN-17,           terminating the Distribution
                                  Cali, Columbia/                        Agreement and related
                                  Jordan March Latin American, Inc       Consent Judgment Against
                                  16th Street, Roosevelt Ave,            Jordan Marsh
                                  Silbros Bldg. Rm. 2,
                                  PO Box 32-0024
                                  Colon Free Zone,
                                  Republic of Panama
-----------------------------------------------------------------------------------------------------------------------------------
Khalil Fattal Et Fils S.A.L.      Sindia s.a.r.l., B.P.                  Export Customer                   10/13/99        0.00
                                  773 Beyrouth-Liban                     Non-Exclusive
                                  Jisr el Wati - Sin El Fil              Distribution Agreement
-----------------------------------------------------------------------------------------------------------------------------------
Lambert Howarth Safety Limited    Marshalls Road                         Coexistence Agreement                             0.00
                                  NN9 6EX Wellingborough
                                  Great Britain
-----------------------------------------------------------------------------------------------------------------------------------
Larema Distribuion, S.A.          36 Rue des Maraichers                  Export Customer                   1/1/99 as       0.00
                                  P.O. Box 113                           Non-Exclusive                     amended and
                                  1211 Geneva, Switzerland               Distribution Agreement            extended
                                  Attention: Mr. Bernard Comre
-----------------------------------------------------------------------------------------------------------------------------------
Leading Lady, Inc.                                                       Settlement Agreement to           07/05/00        0.00
                                                                         cease manufacture of
                                                                         Sparkle Satin padded
                                                                         underwire bra
-----------------------------------------------------------------------------------------------------------------------------------
Lifeguard Licensing Corp.         c/o Ruby Azrak                         Trademark License for             July 1, 1995    0.00
                                  1385 Broadway,                         LIFEGUARD used on                 as extended
                                  Ste. 1407                              apparel and sporting
                                  New York, NY 10018                     accessories
-----------------------------------------------------------------------------------------------------------------------------------
Macroconceptos S.A. de C.V.       Presa Salinillas No. 370               Termination and Release of        05/01/01        0.00
                                  desp. 704, Col. Irrigacion,            Sales Representative Letter
                                  C.P. 11200, Mexico, D.F.               Agreement dated May 14, 1998
-----------------------------------------------------------------------------------------------------------------------------------
Martin Philip Hull                Martin Philip Hull                     Settlement agreement              11/02/98        0.00
                                  Menlo Park, CA                         of litigation of Pro
                                                                         Short Fins
-----------------------------------------------------------------------------------------------------------------------------------
Mayer-Bershire Corporation        25 Edison Road                         Coexistence Agreement for         05/03/96        0.00
                                  Wayne, NJ 07470                        WARNER'S IN CONTROL and
                                                                         IN  CONTROL products
-----------------------------------------------------------------------------------------------------------------------------------
N. & AN. Kanellakis & Co. O.E.    30-32 Perikleous Str.                  Export Customer                   1/1/99 as       0.00
                                  105 62                                 Non-Exclusive                     amended and
                                  Athens, Greece                         Distribution Agreement            extended
-----------------------------------------------------------------------------------------------------------------------------------
O.B.T. CO., LTD                   6-5-1 Nishi Shinjuku Shinjuku-ku       Export Customer                   8/1/98 as       0.00
                                  Tokyo Japan                            Non-Exclusive                     amended and
                                  Attention: Mr. Takashi Sudo            Distribution Agreement            extended
-----------------------------------------------------------------------------------------------------------------------------------
Piccoli International A/S         Oster Alle 48, DK-2100                 Termination of Distribution       08/26/97        0.00
                                  Copenhaen, Denmark                     Agreement dated
                                                                         January 1, 1997
-----------------------------------------------------------------------------------------------------------------------------------
Polo Ralph Lauren Corporation     650 Madison Avenue                     Chaps License Amendment           06/02/98        0.00
                                  New York, NY 10022                     adding Mexico to Territory
                                  Attention:  President
                                  with copy to Sherry Jetter
-----------------------------------------------------------------------------------------------------------------------------------
Polo Ralph Lauren Corporation     650 Madison Avenue                     Letter Agreement extending        06/16/99        0.00
                                  New York, NY 10022                     U.S. Chaps License and
                                  Attention:  President                  assigning Canadian Chaps
                                  with copy to Sherry Jetter             License
-----------------------------------------------------------------------------------------------------------------------------------
Polo Ralph Lauren, L.P.           650 Madison Avenue                     Amended and Restated              01/01/96        0.00
                                  New York, NY 10022                     License Agreement
                                  Attention:  President
                                  with copy to Sherry Jetter
-----------------------------------------------------------------------------------------------------------------------------------
PRL Fashions of Europe Sr.        650 Madison Avenue                     Distribution Agreement            02/08/99        0.00
                                  New York, NY 10022
                                  Attention:  President
                                  with copy to Sherry Jetter
-----------------------------------------------------------------------------------------------------------------------------------
PRL USA Inc.                      650 Madison Avenue                     Royalty Chaps                     01/01/02        0.00
                                  New York, NY 10022
                                  Attention:  President
                                  with copy to Sherry Jetter
-----------------------------------------------------------------------------------------------------------------------------------
PRL USA USA, successor to Polo    650 Madison Avenue                     Men's Sportswear License          1/1/96 as       0.00
  Ralph Lauren, LP and the        New York, NY 10022                     for CHAPS BY RALPH LAUREN         amended and
  Polo/Lauren Company LP          Attention:  President                  AND CHAPS marks                   extended
                                  with copy to Sherry Jetter
-----------------------------------------------------------------------------------------------------------------------------------
PRL USA, Inc. and Polo/Lauren     650 Madison Avenue                     License Agreement to              2/1/98, as      0.00
  Company, LP                     New York, NY 10022                     manufacture and distribute        amended and
                                  Attention:  President                  swimwear under the                extended
                                  with copy to Sherry Jetter             RALPH LAUREN, POLO SPORT
                                                                         RALPH LAUREN and POLO
                                                                         SPORT-RLX, LAUREN-RALPH
                                                                         LAUREN, RALPH-RALPH
                                                                         LAUREN trademarks
-----------------------------------------------------------------------------------------------------------------------------------
San Floria International          1 F, No. 3 Lane                        Export Customer                   8/1/97 as       0.00
  Co., Ltd.                       20 Jen Ai Road                         Non-Exclusive                     amended and
                                  Section 2 Taipei, Taiwan               Distribution Agreement            extended
                                  Attention:  Mr. Woody Liu
-----------------------------------------------------------------------------------------------------------------------------------
Speedo Holdings B.V.              Pentland Group PLC                     Authentic Fitness Name            5/8/92          0.00
                                  The Pentland Centre,                   Agreement                         effective
                                  Lakside, Squires Lane,                                                   4/29/92
                                  Finchley, London
                                  N# 2QL England
-----------------------------------------------------------------------------------------------------------------------------------
Speedo Holdings B.V.              Pentland Group PLC                     addendum to address use           12/07/95        0.00
                                  The Pentland Centre,                   of name and marks in
                                  Lakside, Squires Lane,                 connection with retail stores
                                  Finchley, London
                                  N# 2QL England
-----------------------------------------------------------------------------------------------------------------------------------
Speedo Holdings B.V./Speedo       Pentland Group PLC                     Memorandum of Understanding       12/15/95        0.00
  International                   The Pentland Centre,                   Regarding Calculation of
                                  Lakside, Squires Lane,                 Royalties for Licensed Products
                                  Finchley, London                       Sold By the SPEEDO/AUTHENTIC
                                  N# 2QL England                          FITNESS Retail Stores
-----------------------------------------------------------------------------------------------------------------------------------
Speedo International Limited      Pentland Group PLC                     License Agreement in              5/10/90         0.00
                                  The Pentland Centre,                   perpetuity for SPEEDO             as amended
                                  Lakside, Squires Lane,                 marks in U.S. and Canada
                                  Finchley, London
                                  N# 2QL England
-----------------------------------------------------------------------------------------------------------------------------------
Speedo International Limited      Pentland Group PLC                     Sublicense Agreement              05/14/90        0.00
                                  The Pentland Centre,
                                  Lakside, Squires Lane,
                                  Finchley, London
                                  N# 2QL England
-----------------------------------------------------------------------------------------------------------------------------------
Speedo International Ltd.         Pentland Group PLC                     License Agreement in              5/10/90 as      0.00
                                  The Pentland Centre,                   perpetuity for SPEEDO             amended
                                  Lakside, Squires Lane,                 marks in Mexico and
                                  Finchley, London                       Caribbean
                                  N# 2QL England
-----------------------------------------------------------------------------------------------------------------------------------
Sportzone S.A.                    Avda. Francisco de Miranda,            Customer Letter Agreement         03/06/00        0.00
                                  Torre Proviincial B, Piso 3,           for sale of multibrand
                                  Ofic. 32,                              products in Venezuela
                                  Chacao, Caracas Venezuela
-----------------------------------------------------------------------------------------------------------------------------------
Store Specialists, Inc.           Midland Buendia Bldg.,                 Export Customer                   1/1/01 as       0.00
                                  Sen Gil Puyat Avenue,                  Non-Exclusive                     amended and
                                  Makati City, Metro Manila,             Distribution Agreement            extended
                                  Phillipines
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Luggage Company, L.P.        United States Luggage                  Termination of Sales              03/14/01        0.00
                                   Company, L.P.,                        Representative Agreement
                                  400 Wireless Blvd.                     dated June 1, 1999
                                  Hauppauge NY 11788
                                  Attention:  Mr. Richard Krulik,
                                  Chairman and CEO
-----------------------------------------------------------------------------------------------------------------------------------
Wal-Mart Stores                   702 SW 8th St.                         License agreement/White Stag      08/01/93 as     0.00
                                  Bentonville, AK 72716                                                    amended and
                                                                                                           extended
-----------------------------------------------------------------------------------------------------------------------------------
Wal-Mart Stores                   702 SW 8th                             License agreement/White Stag      08/01/93 as     0.00
                                  St. Bentonville, AK 72716                                                amended and
                                                                                                           extended
-----------------------------------------------------------------------------------------------------------------------------------
Wal-Mart Stores                   702 SW 8th St.                         License agreement/Catalina        12/29/93 as     0.00
                                  Bentonville, AK 72716                                                    amended and
                                                                                                           extended
-----------------------------------------------------------------------------------------------------------------------------------
Wal-Mart Stores                   702 SW 8th St.                         License agreement/Catalina        12/29/93 as     0.00
                                  Bentonville, AK 72716                                                    amended and
                                                                                                           extended
-----------------------------------------------------------------------------------------------------------------------------------
Western Glove Works R.S.          555 Logan Avenue                       Termination of                    02/28/00        0.00
                                  Winnipeg, Manitoba,                    Independent Sales
                                  Canada  R3A OS4                        Representative Agreement
                                  Attention: Mr. R. Silver
-----------------------------------------------------------------------------------------------------------------------------------
Anne Cole                         1709 Ambassador Ave.                   Consultant - Design Services      10/26/1993      0.00
                                  Beverly Hill                                                             as amended
-----------------------------------------------------------------------------------------------------------------------------------
Polo Ralph Lauren                 650 Madison Avenue                     Compensation/Design services      Jul 98 - Jun 99
                                  New York, NY 10022
                                  Attention:  President with
                                  copy to Sherry Jetter
-----------------------------------------------------------------------------------------------------------------------------------
Polo Ralph Lauren                 650 Madison Avenue                     Compensation/Design services    Jul 99 - Jun 00   0.00
                                  New York, NY 10022
                                  Attention:  President with
                                  copy to Sherry Jetter
-----------------------------------------------------------------------------------------------------------------------------------
Polo Ralph Lauren                 650 Madison Avenue                     Compensation/Design services    Jul 00 - Jun 01   0.00
                                  New York, NY 10022
                                  Attention:  President with
                                  copy to Sherry Jetter
-----------------------------------------------------------------------------------------------------------------------------------
Polo Ralph Lauren                 650 Madison Avenue                     Compensation/Design services    Jul 01 - Jun 02   0.00
                                  New York, NY 10022
                                  Attention:  President with
                                  copy to Sherry Jetter
-----------------------------------------------------------------------------------------------------------------------------------
Polo Ralph Lauren                 650 Madison Avenue                     Compensation/Design services    Jul 02 - Jun 03   0.00
                                  New York, NY 10022
                                  Attention:  President with
                                  copy to Sherry Jetter
-----------------------------------------------------------------------------------------------------------------------------------
Polo Ralph Lauren Corporation     650 Madison Avenue                     Design Agreement                  2/1/98 as       0.00
                                  New York, NY 10022                                                       amended and
                                  Attention:  President with                                               extended
                                  copy to Sherry Jetter
-----------------------------------------------------------------------------------------------------------------------------------
Polo Ralph Lauren, L.P.           650 Madison Avenue                     Design Services and               11/1/96         0.00
                                  New York, NY 10022                     Copyright License Agreement       (assigned to
                                  Attention:  President with             for CHAPS BY RALPH                Warnaco of
                                  copy to Sherry Jetter                  LAUREN mark on                    Canada on
                                                                         men's sportswear                  6/16/99)
-----------------------------------------------------------------------------------------------------------------------------------
PRL USA USA, successor to Polo    650 Madison Avenue                     Design Services Agreement         01/01/96        0.00
  Ralph Lauren, LP and the        New York, NY 10022                     for CHAPS
  Polo/Lauren Company LP          Attention:  President with
                                  copy to Sherry Jetter
-----------------------------------------------------------------------------------------------------------------------------------
El Corte Ingles                   calle Hermosilla,                      Commercial Collaboration          8/15/99         0.00
                                  112 Madrid, SPAIN                      (Non-Exclusive)
-----------------------------------------------------------------------------------------------------------------------------------
Aldon                             1999 Harrison St. Suite 1500           Software License                                  0.00
                                  Oakland, CA 94612
                                  Attention: Bob Anderson
-----------------------------------------------------------------------------------------------------------------------------------
CGS                               1675 Broadway                          Hardware Maintenance              2/30/01         0.00
                                  New York, NY 10019
                                  Attention:  Phil Williams
-----------------------------------------------------------------------------------------------------------------------------------
CGS                               1675 Broadway                          Software                                          0.00
                                  New York, NY 10019
                                  Attention:  Phil Williams
-----------------------------------------------------------------------------------------------------------------------------------
DataVault                         12515 Sherman Way                      Off-Site Data Storage             6/20/00        4,300.16
                                  North Hollywood, CA 91605
                                  Attention:  Gary Swaigen
-----------------------------------------------------------------------------------------------------------------------------------
Datavault                         12515 Sherman Way                      Network backup                                     482.20
                                  North Hollywood, CA 91605
                                  Attention:  Gary Swaigen
-----------------------------------------------------------------------------------------------------------------------------------
DSA                               2 Pin Plaza Suite 1500                 UPS systems                                       0.00
                                  New York, NY 10121
                                  Attention:  John Raio
-----------------------------------------------------------------------------------------------------------------------------------
EMS                               19 Tompkins Ave.                       EMS Cleaning of Data Center                      2,432.70
                                  Pleasantville, NY 10570
                                  Attention:  Rich DeBlasi
-----------------------------------------------------------------------------------------------------------------------------------
Firemaster                        2684 Lacy Street                       Inergen system, server                           1,320.00
                                  Los Angeles, California 90031
-----------------------------------------------------------------------------------------------------------------------------------
GE Global Exchange Services       100 Edison Park Drive MS52A2           Maintenance                                        0.00
                                  Gaithersburg, MD 20878-3204
-----------------------------------------------------------------------------------------------------------------------------------
Gerber Technologies Inc.          24 Industrial Park Road West           Web PDM/PDS                                      24,795.43
                                  Tolland, CT 06084
                                  Attention:  Malcom Gullish
-----------------------------------------------------------------------------------------------------------------------------------
Hartford Fire                     543 Boston Post Rd.                    Hartford Fire DC                                  0.00
                                  Milford, CT 06640                      ire surpression
-----------------------------------------------------------------------------------------------------------------------------------
Hawkeye                           P.O. Box 2167                          Software License                                  0.00
                                  Fort Collins, CO 80522
                                  Attention:  Cindy Starck
-----------------------------------------------------------------------------------------------------------------------------------
IBM Corp.                         2929 North Central Ave.                Lease of Standalone              12/01/01         0.00
                                  Phoenix, AZ 85012                      Modem V.32
-----------------------------------------------------------------------------------------------------------------------------------
IBM Corp.                         2929 North Central Ave.                Hardware maintenance                              0.00
                                  Phoenix, AZ 85012
                                  Attention:  Ray Beye
-----------------------------------------------------------------------------------------------------------------------------------
Integrated Visual Systems         1207-E.  Crew Rd.                      AS/400 Software/                                 2,875.50
                                  Matthew, NC 28105                      Inventory  (IVS)
                                  Attention:  Joe Wadlinger
-----------------------------------------------------------------------------------------------------------------------------------
Interworld                        41 East 11th Street                    Speedo.com                                        0.00
                                  11th Floor                             E-commerce Sys.
                                  New York NY 10003
                                  Attention:  Robert Weis
-----------------------------------------------------------------------------------------------------------------------------------
JDA                               14400 North 87th Street                AS/400 SOFTWARE (RETAIL)                          0.00
                                  Scottsdale, AZ 85260-3649
                                  Attention:  Victor Foreman
-----------------------------------------------------------------------------------------------------------------------------------
Manhattan Associates              P.O. Box 102851                        AS/400 SOFTWARE PkMS                              0.00
                                  Atlanta, GA 90368
-----------------------------------------------------------------------------------------------------------------------------------
Microsoft                         1 Microsoft Way                        Software License                                  0.00
                                  Redmond, WA 98052
-----------------------------------------------------------------------------------------------------------------------------------
Monarch                           175 Cabot Street, Suite 503            Report Formatting/                                0.00
                                  Kiwekkm, NA 01854                      Merchandising
-----------------------------------------------------------------------------------------------------------------------------------
Peregrine                         1277 Lenox Park Blvd.                  Software License                  08/01/00         0.00
                                  Atlanta, GA 30319
                                  Attention:  Chris Mascis
-----------------------------------------------------------------------------------------------------------------------------------
Prodata                           2809 South 160th St.,                  AS/400 Software/DBU               05/30/01        960.00
                                  Suite 401 Omaha, NE
                                  +H292 68130
                                  Attention:  Rachel Hartley
-----------------------------------------------------------------------------------------------------------------------------------
QRS                               1400 Marina Way                        Maintenance Agreement                             0.00
                                  South Richmond, CA 94804
-----------------------------------------------------------------------------------------------------------------------------------
Ron Lynn Management               1037 Route 45 East Ste C-106           Software License &                                0.00
                                  Clifton, NJ 07013                        Consulting
-----------------------------------------------------------------------------------------------------------------------------------
Safestone                         600 Alexander Park,                    AS/400 Software/                               15,900.00
                                  Suite 303                                Detect-IT
                                  Princeton, NJ 08540
                                  Attention:  Martin Norman
-----------------------------------------------------------------------------------------------------------------------------------
Secured Document Systems (SDDS)   10550 Dearwood Park Blvd.              A/P Check Printing                                0.00
                                  Bldg 300                                 software
                                  Jacksonville, FL 32256
                                  Attention:  Kim Wolfe
-----------------------------------------------------------------------------------------------------------------------------------
Showcase Vista                    4131 Highway 52 North                  Data Base Query/                                  0.00
                                  Ste G11                                Finance/software
                                  Rochester, MN 55901
                                  Attention:  Tammie Myers
-----------------------------------------------------------------------------------------------------------------------------------
SVI                               5607 Plamer Way                        AS/400 Software SVI               03/23/00        0.00
                                  Carlsbad, CA 92008                       Retail
                                  Attention: Pat Jordon
-----------------------------------------------------------------------------------------------------------------------------------
Touchtone Corporation             3151 Airway Bldg. I-3                  AS/400 Retail                     06/12/01      1,498.50
                                  Costa Mesa, CA. 92626
-----------------------------------------------------------------------------------------------------------------------------------
Vital Records Inc.,               P.O. Box 688563                        Maintenance Agreement                           5,147.25
                                  New Center Road
                                  Flagtown, NJ 08821
-----------------------------------------------------------------------------------------------------------------------------------
ICI Solutions                     1212 E. Grandview Rd.                  Software Maintenance              7/02 - 6/03     0.00
                                  Phoenix, AZ 85022 or
                                  7201 W. Oakland, Suite 2
                                  Chandler, AZ 85226
                                  Attention:  Kim Meche
-----------------------------------------------------------------------------------------------------------------------------------
The GetPaid Corporation           300 Lanidex Plaza                      Software Maintenance              12/01 - 12/02    0.00
                                  Parsippany, NJ 07054-3409
                                  Attention:  James Kinney
-----------------------------------------------------------------------------------------------------------------------------------
Hyperion Solutions                1344 Crossman Avenue                   Software Maintenance             7/02 - 6/03    164.50
                                  Sunnyvale, CA 94089
                                  Attention: Shereen Moubayed
                                  Headquarters
-----------------------------------------------------------------------------------------------------------------------------------
Fiware, Inc. (formerly Westcorp)  155 Technology Parkway #400            Software Maintenance             11/01 - 10/02    0.00
                                  Norcross, Georgia 30092
                                  Attention:  Evette Jackson
-----------------------------------------------------------------------------------------------------------------------------------
Business Software Inc. (BSI)      155 Technology Parkway #100            Software Maintenance              5/02 - 5/03     0.00
                                  Norcross, Georgia 30092
                                  Attention:  Patty Odell
-----------------------------------------------------------------------------------------------------------------------------------
SPS Commerce                      1450 Energy Park Dr.                   EDI Testing/Certification         02/23/01        0.00
                                  Suite 127
                                  St. Paul, MN 55108
-----------------------------------------------------------------------------------------------------------------------------------
Automation Taft Printing Company  1230 Long Beach Ave                    Parking Lease                        N/A        166.60
                                   Los Angeles, CA 90021
                                  Attention:  Aileen Platon
-----------------------------------------------------------------------------------------------------------------------------------
Chin Jung Co.                     936 Long Beach Ave.                    Parking Lease                        N/A        382.95
                                  Los Angeles, CA 90021
                                  Attention:  Julie
-----------------------------------------------------------------------------------------------------------------------------------
Parpark                           100 W. Walnut GE104A                   Parking Lease                        N/A         91.57
                                  Pasadena, CA 91124
                                  Attention: Eli Portiallo
-----------------------------------------------------------------------------------------------------------------------------------
A.P.I. Security                   30 Rayette Rd.                         Alarm monitoring (King St.)       02/02/02        0.00
                                  Concord, Ont., L4K 2G3
-----------------------------------------------------------------------------------------------------------------------------------
ADT Security                      940 6th Ave. St. W.                    Calgary, Alb.Alarm                01/01/02        0.00
-----------------------------------------------------------------------------------------------------------------------------------
ADT Security                      940 6th Ave. St. W.,                   Alarm monitoring (Gervais)        08/01/02        0.00
                                  Calgary, Alb., T2P 3T1
-----------------------------------------------------------------------------------------------------------------------------------
ADT Security Services             2858 Banksville Rd.                    Security services                 01/30/00     7,211.54
                                  Pittsburgh, PA 45216                   (US Sports Building)
                                  Attention:  Tom Madigan                Account # 010 081 S 08149
                                                                         010 081 S 06027
                                                                         010 084 S 05533
-----------------------------------------------------------------------------------------------------------------------------------
Ascom                             150 Steelcase Rd. W.                   Equipment Lease (Postage)         07/31/02        0.00
                                  Markham, Ont. LeR 3J9
-----------------------------------------------------------------------------------------------------------------------------------
Ascom                             150 Steelcase Rd. W.                   Service (Postage)                 12/01/01        0.00
                                  Markham, Ont. LeR 3J9
-----------------------------------------------------------------------------------------------------------------------------------
Ascom                             150 Steelcase Rd. W.                   Rate Update Agreem (Postage)      12/01/01        0.00
                                  Markham, Ont. LeR 3J9
-----------------------------------------------------------------------------------------------------------------------------------
Canon                             110 W. Walnut St.                      Service contract for color                       893.06
                                  Gardena, CA 90248                      copiers/Van Nuys
-----------------------------------------------------------------------------------------------------------------------------------
Canon Financial Services Inc.     P.O. Box 42937                         1 CLC 1000 NFH 02662              8/28/98      13,037.32
                                  Philadelphia, PA 19101-2937
-----------------------------------------------------------------------------------------------------------------------------------
Canon Financial                   P.O. Box 42937                         3 Canon Color Copiers                             0.00
                                  Philadelphia, PA 19101-2937
-----------------------------------------------------------------------------------------------------------------------------------
Citicapital                       1600 Blvd Rene Levesque                Equipment Lease (Routers)         03/01/98        0.00
                                  Ste 1400 Mtl., Que., H3H 1p9
-----------------------------------------------------------------------------------------------------------------------------------
Empire Sewing                     830 San Julian Street                  Equipment Lease                   04/20/99      166.32
                                  Los Angeles, CA 90014
                                  Attention:  David or Craig
-----------------------------------------------------------------------------------------------------------------------------------
Empire Sewing                     830 San Julian Street                  Equipment Lease                   04/20/99        0.00
                                  Los Angeles, CA 90014
                                  Attention:  David or Craig
-----------------------------------------------------------------------------------------------------------------------------------
Empire Sewing                     830 San Julian Street                  Equipment Lease                   08/25/99        0.00
                                  Los Angeles, CA 90014
                                  Attention:  David or Craig
-----------------------------------------------------------------------------------------------------------------------------------
Empire Sewing                     830 San Julian Street                  Equipment Lease                   03/01/00        0.00
                                  Los Angeles, CA 90014
                                  Attention:  David or Craig
-----------------------------------------------------------------------------------------------------------------------------------
GE Capital                        P.O. Box 642555                        Static Cutter                      May-00      10,113.79
                                  Pittsburgh, PA 15264-2555
-----------------------------------------------------------------------------------------------------------------------------------
Georgia Florida Burglar           206 Plantation Oak Dr.                 Security system/fire alarm        monthly      1,065.00
  Alarm Co.                       Thomasville, GA  31792
                                  Attention:  Reese Brookered
-----------------------------------------------------------------------------------------------------------------------------------
Honeywell Inc.                    1979 Marcus Ave. Suite 137             Security System                    Feb-99      36,831.76
                                  Lake Success, NY 11042
                                  Attention:  Tim Floyd
-----------------------------------------------------------------------------------------------------------------------------------
Image Financial                   PO Box 4552 Stn A                      Equipment Lease (Fax)              7/1/01         0.00
                                  Toronto Ontario M5W 4R9
-----------------------------------------------------------------------------------------------------------------------------------
Image Financial                   PO Box 4552, Stn A,                    Equipment Lease (Copier)           3/1/00         0.00
                                  Toronto Ontario M5W 4R9
-----------------------------------------------------------------------------------------------------------------------------------
IOS Capital                       P.O. Box 13078                         Lease of Canon CLC 1150           11/30/00     5,746.47
                                  Macon, GA 31208                        and Color Pass 240 for
                                                                         D11/30/00om (Color Copier).
-----------------------------------------------------------------------------------------------------------------------------------
IOS Capital                       PO Box 9115                            Copiers/Van Nuys                              13,727.51
                                  Macon, GA 31208-9115
-----------------------------------------------------------------------------------------------------------------------------------
Mobile Mini                       1834 West Third Street                 Storage Contract                                  0.00
                                  Tempe, AZ
-----------------------------------------------------------------------------------------------------------------------------------
Neopost                           P.O. Box 45822                         Postage Metere Lease               Jan-01      1,998.43
                                  San Francisco, CA 94145-0822
-----------------------------------------------------------------------------------------------------------------------------------
Newcourt                          P.O. Box 33057                         Dell Computer Lease                Feb-99     18,407.88
                                  Newark, NJ 07188-0057
-----------------------------------------------------------------------------------------------------------------------------------
Newcourt Leasing                  1769 Paragon Dr.                       Canon 2400 Color Laser             June 99    11,542.52
                                  Memphis, TN 38101                      NKZ-01017
-----------------------------------------------------------------------------------------------------------------------------------
Pitney Bowes                      2225 American DR                       Equipment Lease                   01/30/97     5,970.67
                                  Neenah, WI 54956-1005
-----------------------------------------------------------------------------------------------------------------------------------
Pitney Bowes                      2225 American DR                       Equipment Lease                   09/27/99     1,200.28
                                  Neenah, WI 54956-1005
-----------------------------------------------------------------------------------------------------------------------------------
Pitney Bowes                      105 Gamma Drive                        Equipment lease(1)                05/30/00        0.00
                                  Suite 100                              Postage Meter Head-U570
                                  Pittsburgh, PA 15238                   (2) METER BASE U560
                                  Attention:  Michael Behringer,
                                              George Homan,
                                              Ned Miller
-----------------------------------------------------------------------------------------------------------------------------------
Pitney Bowes                      105 Gamma Drive Suite 100              Equipment Lease/Postage           06/20/00     3,535.00
                                  Pittsburgh, PA 15238                   Machine-Shipping #6500
                                  Attention:  Michael Behringer,
                                              George Homan,
                                              Ned Miller
-----------------------------------------------------------------------------------------------------------------------------------
Pitney Bowes                      PO Box 5311                            Equipment Lease (Postage)         09/01/99        0.00
                                  Burlington, Ont. L7R 4T9
-----------------------------------------------------------------------------------------------------------------------------------
Pitney Bowes                      PO Box 5311                            Equipment Lease (Postage)         11/01/99        0.00
                                  Burlington, Ont. L7R 4T9
-----------------------------------------------------------------------------------------------------------------------------------
Pitney Bowes                      PO Box 5311                            Equipment Lease (Postage)         12/01/99        0.00
                                  Burlington, Ont. L7R 4T9
-----------------------------------------------------------------------------------------------------------------------------------
Pitney Bowes Credit Corp          2225 American Dr.                      Postage machine/Van Nuys                          0.00
                                  Neenah, WI 54956-1005
-----------------------------------------------------------------------------------------------------------------------------------
Security Systems Inc.             1090 Elm Street Suite 201              Security System                    Oct-01         0.00
                                  Rocky Hill, CT 06067
                                  Attention:  Tony Marrico
-----------------------------------------------------------------------------------------------------------------------------------
Symbolease Inc.                   P.O. Box 26538                         Equipment Inventory               Dec-00      4,572.04
                                  New York, NY 10087-6538                Ctrl Lease
                                  and
                                  Kroger, Gardis & Regas, LLP
                                  111 Monument Circle, Suite 900
                                  Indianapolis, IN 46204-5125
                                  Attention: Jay P. Kennedy
-----------------------------------------------------------------------------------------------------------------------------------
Xerox                             1301 Ridgeview Drive                   Equipment Lease                   09/09/98        0.00
                                  Lewisville, TX 75057
-----------------------------------------------------------------------------------------------------------------------------------
Xerox                             PO Box 4568, Stn A.                    Equipment Lease (Fax)             06/22/99        0.00
                                  Toronto, Ontario M5W 4T8
-----------------------------------------------------------------------------------------------------------------------------------
Xerox                             PO Box 4568                            Equipment Lease (Copier)          09/10/01        0.00
                                  Stn A. Toronto, Ontario M5W 4T8
-----------------------------------------------------------------------------------------------------------------------------------
Xerox                             PO Box 4568                            Equipment Lease (Copier)          09/10/01        0.00
                                  Stn A. Toronto, Ontario M5W 4T8
-----------------------------------------------------------------------------------------------------------------------------------
Xerox                             PO Box 4568                            Equipment Lease (Copier)          04/30/02        0.00
                                  Stn A. Toronto, Ontario M5W 4T8
-----------------------------------------------------------------------------------------------------------------------------------
Xerox                             PO Box 4568                            Equipment Lease (Copier)          07/15/99        0.00
                                  Stn A, Tor. Ont. M5W 4T8
-----------------------------------------------------------------------------------------------------------------------------------
Xerox Corporation                 580 White Plains Rd.                   Leased copiers                     Jun-00         0.00
                                  Tarrytown, NY 10591
                                  Attention:  Gretchen Reasnor
-----------------------------------------------------------------------------------------------------------------------------------
3437931 Canada                    740 Rue St., Maurice                   Real Property (Crescent St.)      06/01/01        0.00
                                  Mt. Que., H3C 1L5
-----------------------------------------------------------------------------------------------------------------------------------
Allen B. Schwartz and             1231 Long Beach Ave.                   Real Property Lease               02/25/98     5,299.23
  Pamela Schwartz                 Los Angeles, CA 90021
                                  Attention:  Allen Schwartz
                                  Copy to: Allen B. and Pamela
                                    Schwartz
                                  c/o Gelfand Rennet & Feldman
                                  1880 Century Park E.
                                  Los Angeles, CA 90067
-----------------------------------------------------------------------------------------------------------------------------------
AMC, Inc.                         240 Peachtree Stree, N.W.              Real Property Lease               03/22/99     2,107.95
                                  Suite 2200
                                  Atlanta, GA 30303
                                  Attention:  Glen Bell
                                  Copy to:  AMC, Inc.
                                  (Americasmart Real Estate, LLC)
                                  PO Box 116381
                                  Atlanta, Georgia 30368
-----------------------------------------------------------------------------------------------------------------------------------
Aventura Mall Venture             19501 Biscayne Blvd.                   Store Lease (Store #41         September-94    3,350.24
                                  Suite 400                                 Aventura Mall)
                                  Aventura, FL 33180
-----------------------------------------------------------------------------------------------------------------------------------
Bared and Sons                    264 Fortaleza Street                   Store Lease                    March-97        1,666.67
                                  Old San Juan, PR 00901                 (Store #177 Cristo Street)
                                  Attention:  Evelio Santiago
-----------------------------------------------------------------------------------------------------------------------------------
Bayside Limited Part              401 Biscayne Blvd. R106                Store Lease                    September-94    2,440.09
                                  Miami, FL 33132                        (Store #40 Bayside Mall)
                                  Copy to:  Bayside Center Limited
                                  PO Box 64181
                                  Baltimore, Maryland 21044-4181
                                  Copy to:  Bayside Center Limited
                                  (Central Parking System)
                                  2 South Biscayne BLvd.,
                                  Suite 1684
                                  Miami, Florida  33131
-----------------------------------------------------------------------------------------------------------------------------------
Bayside Market Place              401 Biscayne Blvd. R106                Storage (Store #40)            January-02       1,363.00
                                  Miami, FL 33132
                                  Attention:  Wendy Hernandez
-----------------------------------------------------------------------------------------------------------------------------------
Bellview Sq. Managers, Inc.       575 Bellevue Square                    Store Lease                    November-93      2,686.10
                                  Bellevue, WA 98004                     (Store #4 Bellevue
                                  Attention:  Wesley W. Harris             Square)
                                  copy to:  Bellevue Square Managers
                                  PO Box 908
                                  Bellevue, Washington 98009
-----------------------------------------------------------------------------------------------------------------------------------
Ben Wunsch d/b/a Bee & Bee Realty 2335 South Ocean Blvd.   #4A           Storage and Distribution                        2,686.10
                                  Palm Beach, FL 33480
                                  Attention:  Ben Abel
                                  Copy to:    Davis & Gilbert LLP
                                  1740 Broadway, 3rd Floor
                                  New York, NY 10019
                                  Attention: Jeffrey A. Moross, Esq.
                                  Copy to: Jones, Day, Reavis & Pouge
                                  599 Lexington Ave.
                                  New York, NY 10022
                                  Attention:  Corinne Bull, Esq.,
                                  Reginald A. Greene, Esq.
-----------------------------------------------------------------------------------------------------------------------------------
Bohannon Del                      60 31St. Ave.                          Store Lease                     November-95     4,200.91
                                  San Mateo, CA 64403                    (Store #101 Hillsdale
                                  Copy to: Bohannon Development           Shopping Center)
                                    Company
                                  60 Hillsdale Mall
                                  San Mateo, CA 94403
-----------------------------------------------------------------------------------------------------------------------------------
Boston Properties                 4 Embarcacero Center,                  Store Lease                       July-94       2,365.98
                                  Lobby Level,                           (Store #17 Embarcadero
                                  Suite 2600,                              Center)
                                  San Francisco, CA 94111
                                  Attention:  Laura Gigante
-----------------------------------------------------------------------------------------------------------------------------------
Boston Properties                 800 Boylston Street  Suite 450         Store Lease                     December-93       0.00
                                  Boston, MA 02199                       (Store #5 Prudential
                                  Attention:  Christine Bouffard           Center)
                                  Copy to:  Boston Properties
                                  PO Box 3557
                                  Boston, Massachusetts 02241
-----------------------------------------------------------------------------------------------------------------------------------
BP PRU Center Acquisition LLC     800  Boylston Street, Suite 450        Store Lease                     November-01      594.77
                                  Boston, MA 02199                       (Store #5 Prudential
                                  Attention:  Christine Bouffard          Center)
-----------------------------------------------------------------------------------------------------------------------------------
Bridgewater Commons               400 Commons Way, Suite 100             Store Lease                       July-95       2,719.74
                                  Bridgewater, NJ 08807                  (Store #75 Bridgewater
                                  Attention: Janell Vaughan                Commons)
                                  Copy to:  Rouse Property Management
                                  PO Box 64001
                                  Baltimore, Maryland 21264-4001
-----------------------------------------------------------------------------------------------------------------------------------
Caparr Center Assoc               P.O. Box 9506                          Store Lease                     December-96     1,455.89
                                  San Juan, PR 00908-9506                (Store #175 San Patricio
                                                                           Plaza)
-----------------------------------------------------------------------------------------------------------------------------------
CVM Assoc                         P.O. Box 31147                         Store Lease                     November-96     3,475.36
                                  Raleigh, NC 27622                      (Store #165 Crabtree
                                  2840 Plaza Place, Suite 100              Valley)
                                  Raleigh, NC 27612
-----------------------------------------------------------------------------------------------------------------------------------
Corporate Campus I Joint Venture  C/O Lend Lease Real Estate             Real property lease at            12/24/98        0.00
                                    Investments, Inc.                     Milford Crowne Plaza/
                                  787 Seventh Ave.                        Wheelers Farms Road
                                  New York, NY 10019
                                  Copy to:  Corporate Campus/
                                    Joint Venture
                                  (Crown Milford, LLC)
                                  PO Box 9440
                                  Uniondale, New York 11555
                                  Copy to:  Rogin Nassau, Caplan,
                                    Lassman & Hirtle, LLC
                                  City Place I-22nd FLoor
                                  Hartford, CT 06103
                                  Attention: Barry S. Feigenbaum, Esq.
-----------------------------------------------------------------------------------------------------------------------------------
Danjon Realty, LLC                1231 Long Beach Ave.                   Real Property Lease               07/01/00      7,664.98
                                  Los Angeles CA 90021
                                  Attention:  Allen Schwartz
                                  Copy to:  Danjon Realty, LLC
                                  c/o Gelfand Rennert & Feldman
                                  1880 Century Park East
                                  Los Angeles, CA 90067
-----------------------------------------------------------------------------------------------------------------------------------
Downtown Mini Warehouse           1050 W. Washington Blvd.               Storage Lease                     06/01/98       775.00
                                  Los Angeles CA 90015
                                  Attention:  Oscar
-----------------------------------------------------------------------------------------------------------------------------------
Downtown Mini Warehouse           1050 W. Washington Blvd.               Storage Lease                     09/23/99       555.00
                                  Los Angeles CA 90015
                                  Attention:  Oscar
-----------------------------------------------------------------------------------------------------------------------------------
Elenore Heller                    501 Woodruff Ave.                      Real Property Lease               12/03/97      2,871.08
                                  Los Angeles CA 90024
                                  Attention:  Elenor Heller
-----------------------------------------------------------------------------------------------------------------------------------
General Growth Management         1585 Kapiolani Blvd., Ste. 800         Store Lease (Store #77          February-96     7,502.89
  of Hawaii, Inc.                 Honolulu, HI 96814                     Ala Moana Shp. Ctr.)
                                  Attention: Phyllis M. Okuma
                                  Copy to:  GGP Ala Moana, LLC
                                  PO Box 1300
                                  Honolulu, Hawaii 96807-1300
-----------------------------------------------------------------------------------------------------------------------------------
Goldtree Investment Co.           P.O. Box 65262                         Store Lease                     October-96      2,597.22
                                  Washington DC 20035                    (Store #126 3416
                                  Attention: Gary  Nath/Judith           "M" Street)
-----------------------------------------------------------------------------------------------------------------------------------
Huntingdon Storage and            5506 Sixth Ave                         Warehouse Lease                                32,186.60
  Distribution Limit              Rear, Altoona PA 16602
                                  Attention: John Radionoff/
                                  Leonard Fiore
                                  Copy to:
                                  Jones, Day, Reavis & Pogue
                                  599 Lexington Ave
                                  New York, NY 10022
                                  Attention:  Corinne Bull, Esq.
                                  and Reginald A. Greene, Esq.
-----------------------------------------------------------------------------------------------------------------------------------
Hycel Properties                  101 South Hanley Road Ste. 1300        Store Lease (Store #32 St.     November-94      3,196.24
                                  St. Louis, MO 63105-2494                 Louis Galleria)
                                  Attention:  Mary L. Rollins
-----------------------------------------------------------------------------------------------------------------------------------
Ivanhoe Inc.                      413 Rue St-Jacques                     Real Property Lease               03/15/99         0.00
                                  Mtl., Que., H2Y 3Z4                    (Ctre J. Cartier-Longueuil)
-----------------------------------------------------------------------------------------------------------------------------------
Kimco                             3333 New Hyde Park Road, Ste. 100      Store Lease                        May-94       1,317.99
                                  P.O. Box 5020                          (Store #11 Bridgehampton Com.)
                                  New Hyde Park, NY 11042-0020
                                  Attention: Patricia Danielo
-----------------------------------------------------------------------------------------------------------------------------------
L&B Realty Advisors               L&B Realty Advisors/                   Store Lease                        May-94       3,822.33
                                  Lehndorff Tysons Joint Venture/        (Store #13 Tysons
                                  L&B Insititutional Property             Corner Center)
                                  19 61 Chain Bridge Road
                                  Mc Lean, VA 22101-4562
                                  Copy to:  Tysons Corner, LLC
                                  PO Box 847058
                                  Dallas, Texas 75284-7058
-----------------------------------------------------------------------------------------------------------------------------------
London Arms/Lyn Mar Ltd.          Affordable Landmarks Inc./             Store Lease                      January-97     1,403.07
                                  London Arms/Lyn Mar LTD                (Store #155 Collins Ave.)
                                  1130 Washington Ave. 4th Floor
                                  Miami Beach, FL
                                  Attention:  Guy Pue
-----------------------------------------------------------------------------------------------------------------------------------
Macerich                          Arden Fair Mall                        Store Lease                       April-94      2,530.33
                                  The Macerich Company                   (Store #12 Arden Fair Mall)
                                  1689 Arden Way, Ste. 1167
                                  Sacramento, CA 95815-4031
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Macerich                          401 Wilshire Blvd., Ste. 700           Store Lease                      November-95    2,580.48
                                  Santa Monica, CA 60401                 (Store #70 Santa Monica
                                  Attention:  Mark Strain                  Place)
                                  Copy to:  Macerich Santa Monica, LLP
                                  395 Santa Monica PL
                                  Santa Monica, CA 90401-2350
-----------------------------------------------------------------------------------------------------------------------------------
Macerich                          401 Wilshire Blvd., Ste. 700           Store Lease                       June-95       2,986.14
                                  Santa Monica, CA 60401                 (Store #79 Broadway Plaza)
                                  Attention:  Mark Strain
                                  Copy to:  Macerich Northeastern
                                    Assoc.
                                  (Macerick Northwestern Assoc.)
                                  1275 Broadway Plaza
                                  Walnut Creek, CA 94596
-----------------------------------------------------------------------------------------------------------------------------------
Macerich                          401 Wilshire Blvd., Ste. 700           Store Lease                       June-95       4,335.01
                                  Santa Monica, CA 60401                 (Store #80 Village
                                  Attention:  Mark Strain                @ Corte Madera)
                                  Copy to:  Macerich Corte Madera
                                  1554 Redwood Highway
                                  Corte Madera, CA 94925
-----------------------------------------------------------------------------------------------------------------------------------
Mall of America                   60 East Broadway                       Store Lease (Store              October-94      5,651.26
                                  Bloomington, MN  55425-5550              #38 Mall of America)
                                  Attention:  Stephanie Miller
-----------------------------------------------------------------------------------------------------------------------------------
Millenium Partners                148-154 Columbus Avenue Partner        Store Lease (Store #26            July-95      10,978.42
                                  1995 Broadway, 3rd Floor                 Columbus Ave.)
                                  New York, NY 10023
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MRC Management LLC                P.O. Box 11191                         Store Lease (Store #3            November-93  144,914.00
                                  New York, NY 10286-4142                  90 Park Ave.  NY, NY)
                                  Attention:  Roger Larson
-----------------------------------------------------------------------------------------------------------------------------------
Newmark                           New Mark & Co. Real Estate Inc.        Store Lease (Store #145         November-96    10,391.28
                                  125 Park Ave.  11th Floor                500 Fifth Ave.)
                                  New York, NY 10017
                                  Attention:  William G. Cohen
-----------------------------------------------------------------------------------------------------------------------------------
Northam Realty                    875 Don Mills Rd. Ltd.,                Real Property Lease               06/01/97        0.00
                                  c/o Carlton St., Ste 909,                (Gervais Warehouse)
                                  Toronto, Ont. M5B 1J3
-----------------------------------------------------------------------------------------------------------------------------------
O & Y Enterprises                 725 Warden Ave.                        Real Property Lease               11/08/96        0.00
                                  Toronto Ont., M1L 4R7                    (Warden Outlet)
                                  Canada
-----------------------------------------------------------------------------------------------------------------------------------
Occidental Life Insurance         Transamerica Occidental Life           Authentic Fitness Corp            06/14/67     2,614.84
  Co of Calif                       Milldrop                             Corporate Office
                                  5441 AEGON                             6040 Bandini Blvd.
                                  4333 Edgewood NE                       Los Angeles, CA 90040.
                                  Cedar Rapids, IA 52499                 Offices & Common Area
                                                                         Designer Div. Warehouse
                                                                         and Sewing Plant
-----------------------------------------------------------------------------------------------------------------------------------
Olmstead Properties, Inc.         525 Building Co., LLC                  Real Property Lease                08/30/99      0.00
                                  575 Eight Ave STE 2400
                                  New York, NY 10018
                                  Attention:  Waler Muller
-----------------------------------------------------------------------------------------------------------------------------------
Olmstead Properties, Inc.         525 Building Co., LLC                  Real Property Lease                            12,239.19
                                  575 Eight Ave STE 2400
                                  New York, NY 10018
                                  Attention:  Waler Muller
-----------------------------------------------------------------------------------------------------------------------------------
One Colorado Associates           24 East Union Street                   Real Property Lease                2/12/91     2,464.30
                                  Pasadena, CA 31103
                                  Attention:  Sally Lunetta
                                  Copy to:  1 Colorado Investments
                                  PO Box 31001-0399
                                  Pasadena, CA 9110-0399
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Plaza Las Americas, Inc.          La Torre de Plaza                      Store Lease                        July-00     6,546.53
                                  525 F.D. Roosevelt Ave. Ste. 1000      (Store #176 Plaza Las
                                  Hato Rey, PR 00918                      Americas)
                                  Copy to:   Plaza Las America, Inc.
                                  PO Box 363268
                                  San Juan, Puerto Rico 00936
-----------------------------------------------------------------------------------------------------------------------------------
Public Storage                    4889 Valley Blvd.                      Storage Lease                      12/09/99     372.00
                                  Los Angeles, CA 90032
                                  Attention:  Veronica
-----------------------------------------------------------------------------------------------------------------------------------
Public Storage                    4889 Valley Blvd.                      Storage Lease                      10/15/99     438.40
                                  Los Angeles, CA 90032
                                  Attention:  Veronica
-----------------------------------------------------------------------------------------------------------------------------------
Public Storage                    4889 Valley Blvd.                      Storage Lease                      02/03/00     263.00
                                  Los Angeles, CA 90032
                                  Attention:  Veronica
-----------------------------------------------------------------------------------------------------------------------------------
Realspace Manag.                  20 Adelaide St. East., Ste 1103        Real Property Lease                11/01/86      0.00
                                  Tor. Ont., M5C 2T6                     (Leeds Ave.)
                                  Canada
-----------------------------------------------------------------------------------------------------------------------------------
Realty Associated Fund V.I.P      Realty Associates Fund V               Authentic Fitness Corp             10/17/00      0.00
                                  Irwindale Distribution Center          5305 Rivergrade Road
                                  PO 51921, Unit I                       Irwindale, CA 91076
                                  Los Angeles, CA 90051-6210             Speedo Finished Goods Warehouse
                                  Landlord:  TZ Associates Realty
                                  4100 Newport Place, Suite 830
                                  Newport Beach, CA 92660
                                  Notices to:  Wohl Property Group
                                  30200 Rancho Viejo Road,
                                  Suite C
                                  San Juan Capistrano, CA 92675
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Riverwalk Partners                1 Poydras Street, Ste. 101             Store Lease                       October-96    2,572.10
                                  New Orleans, LA 70130                  (Store #113 Riverwalk
                                  Copy to:  Riverwalk Partnership          Market Pl.)
                                  PO Box 64865
                                  Baltimore, Maryland 21264-4433
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Rouse                             10275 Little Patuxant Pky.             Store Lease                         June-95        0.00
                                  Columbia, MD 21044                     (Store #82 Beachwood Place)
                                  Attention:  Charles Lanier
                                  Copy to:  Beachwood Place
                                  PO Box 64350
                                  Baltimore, Maryland 21264-4350
-----------------------------------------------------------------------------------------------------------------------------------
Rouse                             10275 Little Patuxant Pky.             Store Lease                        August-96     6,037.44
                                  Columbia, MD 21044                     (Store #124 Northstar Mall)
                                  Attention:  Charles Lanier
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Scottsdale Fashion Sq.            7014-590 East Camelback Rd.            Store Lease                       November-93    3,957.13
                                  Scottsdale, AZ 85251                   (Store #6 Scottsdale Fashion
                                  Copy to:  Scottsdale Fashion Square      Square)
                                  P.O. Box 3557
                                  Boston, Massachusetts 02241
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Seniority Investments             37A Hazelton Ave.                      Real Property Lease               10/01/99       0.00
                                  Tor. Ont., M5R 2E3                     (King St. - 3rd Floor)
-----------------------------------------------------------------------------------------------------------------------------------
Seniority Investments             37A Hazelton Ave.                      Real Property Lease               01/01/02       0.00
                                  Tor. Ont., M5R 2E3                     (King St. - 2nd Floor)
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SH&S Limited Partnership          210 North Walton Blvd.                 Real Property Lease             10/1/2001 as    810.00
                                  Suite 30                               Rain Tree Business Center/      amended 5/02
                                  Bentonville, Arkansas 72712            Suite 13&14
-----------------------------------------------------------------------------------------------------------------------------------
Sherman Oaks Fashion Associates   14006 Riverside Drive, Ste. 17         Store Lease                       April-95     1,901.50
                                  Shearman Oaks, A 91423                 (Store #66 Fashion Square
                                  Attention:  Ruth Twealt                  Mall)
                                  Copy to:  Sherman Oaks Fashion
                                    Association
                                  PO Box 35107
                                  Newark, New Jersey 07193-5107
-----------------------------------------------------------------------------------------------------------------------------------
Short Hills Assc                  1200 Morris Turnpike, Ste. A-001       Store Lease                      November-94      0.00
                                  Shorthills, NJ 07078                   (Store #19 The Mall
                                  Attention:  Christine Barros           @ Shorthills)
                                  Copy to:  Short Hills Associates
                                  PO Box 67000 Dept. 53501
                                  Detroit, Michigan 48267-0523
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Silk Mills Properties LLC         Ward Corporation of Pennsylvania       Warehouse Lease                                   0.00
                                  (Silk Mills Properties Inc.)
                                  5506  Sixth Ave., Com Rear
                                  Altoona, PA 16602
                                  Attention: John Radionoff/
                                    Leonard Fiore
                                  Copy to:   Jones, Day, Reavis
                                    & Pogue
                                  599 Lexington Ave.
                                  New York, NY 10022
                                  Attention:  Corinne Bull, Esq.
                                              Reginald A. Greene, Esq.
-----------------------------------------------------------------------------------------------------------------------------------
Simon                             P.O. Box 7033                          Store Lease                     November-94     8,505.50
                                  Indianapolis, Indiana 46207            (Store #22 Boca Raton Mall)
                                  Attention:  John Geletka
                                  Copy to:  Town Center at B.
                                    Raton Trust
                                  PO Box 10909
                                  Newark Post Office
                                  Newark, NJ 07193-0909
-----------------------------------------------------------------------------------------------------------------------------------
Simon                             P.O. Box 7033                          Store Lease (Store #34           November-95    4,570.39
                                  Indianapolis, Indiana 46207              Lenox Square)
                                  Attention:  Barney Quinn
                                  Copy to:  The Retail Property Trust
                                  PO Box 10909
                                  Newark, New Jersey 07193
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Simon                             P.O. Box 7033                          Store Lease (Store #44            03/17/95      6,512.19
                                  Indianapolis, India 46207                The Westchester)
                                  Attention:  Vicki Hanor
                                  Copy to:  Fashion Mall Partners
                                  ID #774676  PO Box 5541
                                  Indianapolis, Indiana 46255-5541
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Simon Property Group              P.O. Box 7033                          Store Lease (Store #182         November-96     4,100.01
                                  Indianpolis, IN 46207                    Northgate Mall)
                                  Attention:  Matthew Barger
                                  Copy to:  Northgate Mall Partnership
                                  PO Box 2004
                                  Indianaapolis, Indiana 46255
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St. Jacobs Countryside            47 King St.                            Real Property Lease (St.          06/01/00        0.00
                                  St. Jacobs, Ont., N0B 2NO                Jacobs Outlet)
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Taubman                           200 East Long Lake Road,               Store Lease (Store #9            February-94      0.00
                                  Suite 300                              Cherry Creek Shop. Ctr.)
                                  Bloomfield Hills, MI 48303
                                  Attention:  Thomas S. Russom
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The Forbes Company                100 Galleria Officentre, Ste. 427      Store Lease (Store #102           August-96    2,129.52
                                  P.O. Box 667                             Somerset Collection N)
                                  Southfield, Michigan 48037-066
                                  Copy to:  Franklin/Forbes-Cohen
                                  PO Box 79001
                                  Detroit, Michigan 48279-1252
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TRI Development                   115 Fairbanks Ave.                     Building Lease                    08/01/96        0.00
                                  Thomasville, GA 31792
                                  Attention:  Harry Thomlinson
                                  Copy to:  PO Box 848
                                  Thomasville, Georgia 31799
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Trizec Hahn Development           4350 Lajolla Drive,                    Store Lease (Store #33         September-94     2,421.81
  Corporation                     Suite 700                              University Town Ctr.)
                                  San Diego, CA 92122-1233
                                  Attention:  Lee H. Wagman
                                  Copy to:  University Town
                                     Center Assoc.
                                  File #55976
                                  Los Angeles, CA 90074-5976
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Urban                             845 North Michigan Ave.                Store Lease (Store #14            May-94        3,402.59
                                  Suite 987W                               Water Tower Place)
                                  Chicago, IL 60611
                                  Attention:  Dan Pollard
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Urban                             845 North Michigan Ave.                Store Lease (Store #25          October-94       2,716.87
                                  Suite 987W Chicago, IL 60611             Century City Shop. Ctr.)
                                  Attention:  Dan Pollard
                                  Copy to:  Century Hill Center Inc.
                                  7950 Collection Center Dr.
                                  Chicago, Illinois 60693
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Westfield                         11601 Wilshire Blvd.  12th Floor       Store Lease (Store #16            May-94        3,464.87
                                  Los Angeles, CA 90025                    Montgomery Mall)
                                  Attention:  Len Maenza
                                  Copy to:  Montgomery Mall, LP
                                  File #54738 3L
                                  Los Angeles, CA 90074-4738
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Westfield                         11601 Wilshire Blvd.  12th Floor       Store Lease (Store #50          November-95     7,402.70
                                  Los Angeles, CA 90025                    Valley Fair Mall)
                                  Attention:  Len Maenza
                                  Copy to:  Valley Fair Mall, LLC
                                  File #55702
                                  Los Angeles, CA 90074-5702
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Wheatley Plaza Associates         2110 Northern Blvd.                    Real Property Lease               02/13/92      2,982.53
                                  Manhasset, NY 11030
                                  Attention:  Frank Castagna
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Windsor Factory                   2155 Fasan Dr., RR #1                  Real Property Lease               11/26/99        0.00
                                  Oldcastle, Ont. N0R 1L0                (Windsor Factory Outlet)
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Worldland Dev.                    c/o Great Oak Capital Corp.            Real Property Lease               06/11/02        0.00
                                  36 Toronto St. Ste 1160                (Cookstown Outlet)
                                  Toronto, Ont., M5C 2C5
-----------------------------------------------------------------------------------------------------------------------------------
Greenwich Ins. Company            One Exchange Place Suite 501           Security Agreement                05/24/01        0.00
                                  Jersey City, NJ 07302
                                  Attention:  Kieran Moran
-----------------------------------------------------------------------------------------------------------------------------------
Greenwich Ins. Company            One Exchange Place Suite 501           Security Agreement                12/19/01        0.00
                                  Jersey City, NJ 07302
                                  Attention:  Kieran Moran
-----------------------------------------------------------------------------------------------------------------------------------
Greenwich Ins. Company            One Exchange Place Suite 501           General Indemnity Agreement       05/21/01        0.00
                                  Jersey City, NJ 07302
                                  Attention:  Kieran Moran
-----------------------------------------------------------------------------------------------------------------------------------
Greenwich Ins. Company            One Exchange Place Suite 501           Security Agreement                05/21/01        0.00
                                  Jersey City, NJ 07302
                                  Attention:  Kieran Moran
-----------------------------------------------------------------------------------------------------------------------------------
AAA Rubish                        P.O. Box 2158                          Trash Collection Service                        1,019.25
                                  Bell Gardens, CA 90202
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Action Carting                    429 Frelinghuysen Ave.                 Trash Collection Service                        1,623.78
                                  Newark, NJ 07114
                                  Attention:  Joe
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ADP, Inc.                         5355 Orangethorpe Ave.                 Payroll Software/Hardware                       1,431.04
                                  La Palma, CA 90623                       Fee
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ADT                               5400 W. Rosencrans                     Security (Store #3 90                             0.00
                                  Hawthorne, CA 90250                      Park Ave. NY, NY)
                                  Attention:  Nadine Gunderson
-----------------------------------------------------------------------------------------------------------------------------------
ADT                               5400 W. Rosencrans                     Security (Store #11                               0.00
                                  Hawthorne, CA 90250                       Bridgehampton Com.)
                                  Attention:  Nadine Gunderson
-----------------------------------------------------------------------------------------------------------------------------------
ADT                               5400 W. Rosencrans                     Security (Store #17                               0.00
                                  Hawthorne, CA 90250                      Embarcadero Center)
                                  Attention:  Nadine Gunderson
-----------------------------------------------------------------------------------------------------------------------------------
ADT                               5400 W. Rosencrans                     Security (Store #25 Century                       0.00
                                  Hawthorne, CA 90250                      City Shp. Ctr.)
                                  Attention:  Nadine Gunderson
-----------------------------------------------------------------------------------------------------------------------------------
ADT                               5400 W. Rosencrans                     Security (Store #26                               0.00
                                  Hawthorne, CA 90250                      Columbus Ave.)
                                  Attention:  Nadine Gunderson
-----------------------------------------------------------------------------------------------------------------------------------
ADT                               5400 W. Rosencrans                     Security (Store #29                               0.00
                                  Hawthorne, CA 90250                      Pacific Center)
                                  Attention:  Nadine Gunderson
-----------------------------------------------------------------------------------------------------------------------------------
ADT                               5400 W. Rosencrans                     Security (Store #33                               0.00
                                  Hawthorne, CA 90250                      University Town Ctr.)
                                  Attention:  Nadine Gunderson
-----------------------------------------------------------------------------------------------------------------------------------
ADT                               5400 W. Rosencrans                     Security (Store #40                               0.00
                                  Hawthorne, CA 90250                      Bayside Mall)
                                  Attention:  Nadine Gunderson
-----------------------------------------------------------------------------------------------------------------------------------
ADT                               5400 W. Rosencrans                     Security (Store #77 Ala                           0.00
                                  Hawthorne, CA 90250                      moana Shp. Ctr.)
                                  Attention:  Nadine Gunderson
-----------------------------------------------------------------------------------------------------------------------------------
ADT                               5400 W. Rosencrans                     Security (Store #79                               0.00
                                  Hawthorne, CA 90250                      Broadway Plaza)
                                  Attention:  Nadine Gunderson
-----------------------------------------------------------------------------------------------------------------------------------
ADT                               5400 W. Rosencrans                     Security (Store #80 Village                       0.00
                                  Hawthorne, CA 90250                      @ Corte Madera)
                                  Attention:  Nadine Gunderson
-----------------------------------------------------------------------------------------------------------------------------------
ADT                               5400 W. Rosencrans                     Security (Store #113                              0.00
                                  Hawthorne, CA 90250                      Riverwalk Market Pl.)
                                  Attention:  Nadine Gunderson
-----------------------------------------------------------------------------------------------------------------------------------
ADT                               5400 W. Rosencrans                     Security (Store #126 3146                         0.00
                                  Hawthorne, CA 90250                      "M" Street)
                                  Attention:  Nadine Gunderson
-----------------------------------------------------------------------------------------------------------------------------------
ADT                               5400 W. Rosencrans                     Security (Store #145                              0.00
                                  Hawthorne, CA 90250                      500 Fifth Ave.)
                                  Attention:  Nadine Gunderson
-----------------------------------------------------------------------------------------------------------------------------------
ADT                               5400 W. Rosencrans                     Security (Store #205                              0.00
                                  Hawthorne, CA 90250                      150 Bloor Street)
                                  Attention:  Nadine Gunderson
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ADT Security Services             P.O. Box 371956                        Security services                                1,779.14
                                  Pittsburgh PA 15250-7956
                                  Attention:  Shawnail King
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Antoni's Landscaping              14938 Vose Street                      Landscaping services                             1,378.63
                                  Van Nuys, CA 91405
                                  Attention:  Debbie/Antony
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Arch Wireless                     6330 Commerce Dr. Ste 150              Pager Service                     N/A             113.23
                                  Irving, TX 75063
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Arrowhead                         2767 E. Imperial HWY #100              Bottled Water Service                             340.46
                                  Brea, CA 92821
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AT&T Broadband                    900 N. Cahuenga Blvd.                  Cable Service                                     160.48
                                  Los Angeles, CA 90038
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Avaya                             14400 Hertz Quail Spring Pkwy          Telephone System Maintenance      N/A              79.96
                                  Oklahoma City, OK 73134
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Avi's Air Conditioning            5084 Benedict Court                    Air Condition/Heating                             435.00
                                  Oak Park, CA 91301                       Maintenance Services
                                  Attention:  Avi
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Barton Exterminating              360 Lexington Ave. 15th Fl.            Pest Control Services                             232.75
                                  New York, NY 10017
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Bell South                        301 W. Bay Street Room 12DD1,          Telephone System                                   0.00
                                  Jacksonville, Fla 32202
                                  Attention:  Judy Arcey
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Bellringer Communications         830 County Road                        Fire Alarm (Store #11             May-01         259.80
                                  Southhampton, NY 11968                   Bridgehampton Com.)
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Cartegy (Equifax)                 P.O. Box 30272                                                                           0.00
                                  Tampa, FL 33630
                                  Attention: Mel Smith
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Central Window Cleaning           P.O. Box 106                           Window Cleaning Service           N/A            173.60
                                  Commack, NY 11725
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Ceridian Tax Service              17390 Brookhurst Street                Payroll Tax Service             12/13/91 last     0.00
                                  Fountain Valley, CA 92708                                                amended
                                  Attention:  Becky Nelson                                                01/02/02
                                          and Scott Vollmer
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Certegy Check Services            P.O. Box 30272                         Check Guard                                       0.00
                                  Tampa, FL 33630
                                  Attention:  Pearl Perry
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Champion Garage Parking           545 Madion Ave.                        Parking                                           0.00
                                  New York, NY 10022
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City Centurion Security           P.O. Box 60176                         Guard Service New York                          46,174.92
                                  Oakwood, S.I. NY 10306-0716
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City of Los Angeles Dept          PO Box 806                             Industrial Waste Disposal                         0.00
  of Public Works                 Sacramento, CA 95812-0806                Fee/Van Nuys
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Clarica                           227 King St. South                     RRSP Administration Fee         03/01/02          0.00
                                  Waterloo, Ont. N2J 4C5
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Culligan of Tallahassee           944 W. Brevard St.                     Water Softner System                              0.00
                                  Tallahassee, Fla, 32304
                                  Attention:  Max Ullrich
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Culligan Water                    101 North Park Street                  Bottled Water Service                             160.41
                                  East Orange, NJ 07017
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Data Capture Solutions Inc.       151 Sheldon Rd.                        Warehouse Scanning Guns                           0.00
                                  Manchester, CT 06040
                                  Attention:  Tom Venezia
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Deer Park Spring Water            P.O. Box 52271                         Bottled Water Service                            177.54
                                  Phoenix, AZ 85072
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Dewey Pest Control                3711 Beverly Blvd.                     Pest Control Services                            466.70
                                  Los Angeles, CA 90004
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Dixon Exterminating               114 Business Circle                    Exterminator                                      0.00
                                  Thomasville, GA 31792
                                  Attention:  Charles Dixon
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DMX AEI Music                     900 East Pine Street                   Music (Store #3 90 Park           December-99     0.00
                                  Seattle WA 98122                         Ave. NY, NY)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #4 Bellevue          December-99     0.00
                                  Seattle WA 98122                         Square)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #5 Prudential        December-99     0.00
                                  Seattle WA 98122                          Center)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #6 Scottsdale        December-99     0.00
                                  Seattle WA 98122                         Fashion Sq.)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #9 Cherry            December-99     0.00
                                  Seattle WA 98122                         Creek Shop. Ctr.)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #11                  December-99     0.00
                                  Seattle WA 98122                         Bridgehampton Com.)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #12 Arden            December-99     0.00
                                  Seattle WA 98122                         Fair Mall)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #13 Tysons           December-99     0.00
                                  Seattle WA 98122                         Corner Center)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #14 Water            December-99     0.00
                                  Seattle WA 98122                         Tower Place)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #16                  December-99     0.00
                                  Seattle WA 98122                         Montgomery Mall)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #17                  December-99     0.00
                                  Seattle WA 98122                         Embaracdero Center)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #19 The Mall         December-99     0.00
                                  Seattle WA 98122                         @ Short Hills)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #22 Boca             December-99     0.00
                                  Seattle WA 98122                         Raton Mall)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #25 Century          December-99     0.00
                                  Seattle WA 98122                         City Shop. Ctr.)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #26                  December-99     0.00
                                  Seattle WA 98122                         Columbus Ave.)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #29                  December-99     0.00
                                  Seattle WA 98122                         Pacific Center)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #32 St.              December-99     0.00
                                  Seattle WA 98122                         Louis Galleria)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #33 University       December-99     0.00
                                  Seattle WA 98122                         Town Center)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #34 Lenox            December-99     0.00
                                  Seattle WA 98122                         Square)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #38 Mall             December-99     0.00
                                  Seattle WA 98122                         of America)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #40 Bayside          December-99     0.00
                                  Seattle WA 98122                         Mall)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #41 Aventura         December-99     0.00
                                  Seattle WA 98122                         Mall)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #44 The              December-99     0.00
                                  Seattle WA 98122                         Westchester)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #50 Valley           December-99     0.00
                                  Seattle WA 98122                         Fair Mall)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #66 Fashion          December-99     0.00
                                  Seattle WA 98122                         Square Mall)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #70 Santa            December-99     0.00
                                  Seattle WA 98122                         Monica Place)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #75 Bridgewater      December-99     0.00
                                  Seattle WA 98122                         Commons)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #77 Ala Moana        December-99     0.00
                                  Seattle WA 98122                         Shp. Ctr.)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #79 Broadway         December-99     0.00
                                  Seattle WA 98122                         Plaza)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #80 Village @        December-99     0.00
                                  Seattle WA 98122                         Corte Madera)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #82 Beachwood        December-99     0.00
                                  Seattle WA 98122                         Place)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #101 Hillsdale       December-99     0.00
                                  Seattle WA 98122                         Shopping Center)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #102 Somerset        December-99     0.00
                                  Seattle WA 98122                         Collection N)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------

DMX AEI Music                     900 East Pine Street                   Music (Store #113 Riverwlak       December-99     0.00
                                  Seattle WA 98122                         Market Pl.)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #124 Northstar       December-99     0.00
                                  Seattle WA 98122                          Mall)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #126 3146 "M"        December-99     0.00
                                  Seattle WA 98122                         Street)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #145 500 Fifth       December-99     0.00
                                  Seattle WA 98122                         Ave.)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #155 Collins Ave.)   December-99     0.00
                                  Seattle WA 98122
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #165 Crabtree        December-99     0.00
                                  Seattle WA 98122                         Valley)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #175 San             December-99     0.00
                                  Seattle WA 98122                         Patricio Plaza)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #176 Plaza           December-99     0.00
                                  Seattle WA 98122                         Las Americas)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #177 Cristo          December-99     0.00
                                  Seattle WA 98122                          Street)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #182 Northgate       December-99     0.00
                                  Seattle WA 98122                          Mall)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX AEI Music                     900 East Pine Street                   Music (Store #205 150 Bloor       December-99     0.00
                                  Seattle WA 98122                         Street)
                                  Attention:  Debra Comer-Craft
-----------------------------------------------------------------------------------------------------------------------------------
DMX Music/AEI                     900 East Pine Street                   Music Service Provider                           1,601.00
                                  Seattle WA 98122
-----------------------------------------------------------------------------------------------------------------------------------
Foodcraft                         1625 Riverside Drive                   Coffee and Water Dispensing                       0.00
                                  Los Angeles, CA 90031                    Equipment Rental
                                  Attention:  Linda
-----------------------------------------------------------------------------------------------------------------------------------
IBM                               PO Box 5100, Stn F                     Service/Maint. (4 printers)      01/29/02         0.00
                                  Tor. Ont. M3Y 2T5
-----------------------------------------------------------------------------------------------------------------------------------
IBM Corporation                   2929 N. Central Ave.                   Maintenance                                       0.00
                                  Phoeniz, AZ 85012
                                  Attention:  Ray J. Beye
-----------------------------------------------------------------------------------------------------------------------------------
Ines Cacedo                       33 Shalimar Place                      Office Cleaning                  01/01/02         0.00
                                  Maple, Ont. L6A 1T6
-----------------------------------------------------------------------------------------------------------------------------------
ITR (Information Technology       6722 Orangethorpe Ave.                 IS Consulting                    11/01/00         0.00
  Resources, Inc.                 Buena Park CA 90622
                                  Attention:  Linda Chase
-----------------------------------------------------------------------------------------------------------------------------------
Jimenez Janitorial                P.O. Box 4877                          Cleaning Service                                  0.00
                                  Whittier CA 90607
                                  Attention;  Juan Jimenez
-----------------------------------------------------------------------------------------------------------------------------------
JVC Cleaning Services             JVC Cleaning Services                  Cleaning Service                                  0.00
                                  P.O. Box 630083
                                  Little Neck, NY 11363
                                  Attention:  Maria
-----------------------------------------------------------------------------------------------------------------------------------
Lanier De Costa Rica S.A.         Lanier de Costa RIca,                  Maintenance of Copiers            08/28/99        0.00
                                  Apartado Postal 301-1005                 and Faxes
                                  Barrio Mexico - Costa Rica
                                  Mr. Jose Antonio Ramierz
-----------------------------------------------------------------------------------------------------------------------------------
Methods Workshop                  300 River Valley Road                  GSD/Van Nuys                                      0.00
                                  Suite 100
                                  Atlanta GA
-----------------------------------------------------------------------------------------------------------------------------------
Nu-Waye Water Conditioning        1244 West 9th St                       Dye house/Van Nuys                              568.50
                                  Upland, CA 91786
                                  Attention:  Christina Pattison
-----------------------------------------------------------------------------------------------------------------------------------
Oliver & Williams Elevator        3039 Roswell Street                    Elevator Maintenance                              0.00
  Company                         Los Angeles, CA 90065
                                  Attention:  Stephen Crow
-----------------------------------------------------------------------------------------------------------------------------------
Paymentech                        1401 S. 52nd St                        Credit Card Service               Dec-98          0.00
                                  Tempe, AZ 85281
                                  Attention:  Christy Houmes
-----------------------------------------------------------------------------------------------------------------------------------
Pinkerton                         16118 Sherman Way                      Security/Van Nuys                                 0.00
                                  Van Nuys, CA 91406
                                  Attention: Pat Slater
-----------------------------------------------------------------------------------------------------------------------------------
Post Alarm Systems                610 N. Santa Anita Ave.                Alarm Monitoring Services                       293.35
                                  Arcadia, CA 91006
                                  Attention:  Tony Garcia
-----------------------------------------------------------------------------------------------------------------------------------
Q Data                            105-6 Shields Court                    Bar Coding  Guns Maintenance      08/01/00        0.00
                                  Markham Ont., L3R 4S1
-----------------------------------------------------------------------------------------------------------------------------------
Rayne Water System                6953 Canoga Ave.                        Dye
                                  Canoga Park, CA 91303                   house/Van Nuys                                   0.00
-----------------------------------------------------------------------------------------------------------------------------------
Retail Cleaning Specialists       644-P Poplar                            Cleaning Service                                 0.00
                                  Orange, CA 92868
                                  Attention:   Jse Torres
-----------------------------------------------------------------------------------------------------------------------------------
Robinson Pest Control             44248 Palo Verde St.                    Exterminator/Van Nuys                            0.00
                                  Lancaster, CA 93536
                                  Attention:  Michael Robinson
-----------------------------------------------------------------------------------------------------------------------------------
Security Link                     National Account Group DEPT L277        Security Services                              207.20
                                  Columbus, OH 43260
-----------------------------------------------------------------------------------------------------------------------------------
Selami Bauta                      129 Central Ave.                        Cleaning Service                              3,733.20
                                  Pompton Lake NJ 07442
                                  Attention:  Selami Bauta
-----------------------------------------------------------------------------------------------------------------------------------
Siemens De Costa Rica             Siemens de Costa Rica                   Telephone system lease           01/01/97       0.00
                                  Apartado Postal 10022-1000
                                  San Jose - Costa Rica
                                  Attention:  Rosibel Ulate
-----------------------------------------------------------------------------------------------------------------------------------
Sola Security of Los Angeles      7661 Densmore Ave.                      Alarm system/Van Nuys                         1,956.00
                                  Van Nuys, CA 91406
-----------------------------------------------------------------------------------------------------------------------------------
Telcorp                           PO Box 176                              Data services                     Mar-00     161,557.38
                                  Hewlett NY, 11557
                                  Attention:  Steve Samuels
-----------------------------------------------------------------------------------------------------------------------------------
Top Protection                    15720 Ventura BL Ste 421                Security Services                               0.00
                                  Encino, CA 91436
                                  Attention:  Adel Ali
-----------------------------------------------------------------------------------------------------------------------------------
United Alarm                      2707 W. Temple Street                   Alarm Monitoring Services                      120.00
                                  Los Angeles, CA 90026
-----------------------------------------------------------------------------------------------------------------------------------
Waste Management of LI            1198 Prospect Ave.                      Trash Collection Service                       175.12
                                  Westbury, NY 11590
-----------------------------------------------------------------------------------------------------------------------------------
Waste Management                  9081 Tujunga Ave.                       Trash/Van Nuys                                  0.00
                                  Sun Valley, CA 91352
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Merchant Services     265 Broad Hollow Rd.                    Credit Card Services                            0.00
                                  Melville, NY 11747
                                  Attention:  Charles Caputo
-----------------------------------------------------------------------------------------------------------------------------------
Drennings Tractor                 2300 N. Branch Ave.                     Tractor ZJ72380                                2,347.95
                                  PO Box 1762
                                  Altoona, PA 16603-1762
                                  Attention:  Jeff Drenning
-----------------------------------------------------------------------------------------------------------------------------------
BMW Financial                     920 Champlain Court                     Car Lease                        05/15/01        0.00
                                  Whitby, Ont. L1K 6K9
-----------------------------------------------------------------------------------------------------------------------------------
G.E. Capital                      P.O. Box 802556                         Freightliner Truck                Feb-99      2,097.06
                                  Chicago, IL 60680-2556
-----------------------------------------------------------------------------------------------------------------------------------
K-Line                            890 Mountain Ave.                       Ocean Freight                    04/01/01        0.00
                                  Murray Hill, NJ 07974
                                  Attention:  Pamela Donovan
-----------------------------------------------------------------------------------------------------------------------------------
Ryder Truck                       15 Ingram Avenue                        Lease of Truck 328425            10/07/99        0.00
                                  Pittsburgh, PA 15205-2023
                                  Attention: Sandra Becker
-----------------------------------------------------------------------------------------------------------------------------------
Zoresco                           404 Kettle Street                       Lease of road trailer-T45-2193                 1,558.91
                                  Altoona, PA 16602                       T-48-1415  (Account #23018)
-----------------------------------------------------------------------------------------------------------------------------------
DlL Peterson Trust                DL Peterson Trust                       Nissan Altima Lease                              34.75
                                  5924 Collections Drive
                                  Chicago, IL  60693
-----------------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit                 PO Box 7151                             Lease of 2001 Explorer                          147.35
                                  Springfield, Ohio 45501                 VIN# 1FMZU73E61ZA03053
-----------------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit                 PO Box 7151                             Lease of 2000 Mercury Sable      Dec-00         139.00
                                  Springfield, Ohio 45501                 VIN# 1MEFM55S4YA624247
-----------------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co.             17197 N. Laurel Park Drive               Vehicle Lease                   05/09/00        166.27
                                  Livonia, Michigan 48152
                                  Attention:  Jack Champagne
-----------------------------------------------------------------------------------------------------------------------------------
Smart Lease by GMAC               PO Box 630071                           Lease of 2000 Chevrolet Blazer     Nov-99        173.00
                                  Dallas, TX 75263-0071                   VIN#1GNDT1BW9Y2107030
-----------------------------------------------------------------------------------------------------------------------------------
Smart Lease by GMAC               PO Box 630071                           Lease of GMC Yukon VIN#            Feb-01       1,505.01
                                  Dallas, TX 75263-0071                   1GKEK13T21J198477
-----------------------------------------------------------------------------------------------------------------------------------
Warnaco Inc.                      The Warnaco Group                       Corporate Services Agreement     01/01/99        0.00
                                  90 Park Ave. 26th Fl
                                  New York, NY 10016
-----------------------------------------------------------------------------------------------------------------------------------
Warnaco Inc.                      The Warnaco Group                       Corporate Services Agreement     01/05/97        0.00
                                  90 Park Ave. 26th Fl
                                  New York, NY 10016
-----------------------------------------------------------------------------------------------------------------------------------
Gregory Street Inc.               The Warnaco Group                       Servicing Agreement              01/05/97        0.00
                                  90 Park Ave. 26th Fl
                                  New York, NY 10016
-----------------------------------------------------------------------------------------------------------------------------------
Warnaco Inc.                      The Warnaco Group                       Corporate Services Agreement     01/01/99        0.00
                                  90 Park Ave. 26th Fl
                                  New York, NY 10016
-----------------------------------------------------------------------------------------------------------------------------------
Warnaco Inc.                      The Warnaco Group                       Speedo Sports Bra                06/01/95        0.00
                                  90 Park Ave. 26th Fl
                                  New York, NY 10016
-----------------------------------------------------------------------------------------------------------------------------------
Trade Management Services         Bldg 4 Botany Grove Estate             Indemnity Agreement               05/15/00        0.00
  Pty Ltd.                        14A Baker Street Botany NSW 2019
                                  PO Box 547
                                  Mascot NSW 1460 Australia
-----------------------------------------------------------------------------------------------------------------------------------
Trade Management Services         Bldg 4 Botany Grove Estate             Client services agreement         05/15/00        0.00
  Pty Ltd.                        14A Baker Street
                                  Botany NSW2019
                                  PO Box 547
                                  Mascot NSW 1460 Australia
-----------------------------------------------------------------------------------------------------------------------------------
Summer Sanders(SFX, N1584)        c/o SFX 220                            Coach/Athlete Agreement           01/01/01        0.00
                                  West 42nd Street, 12th Floor
                                  New York, NY 10036
                                  Attention:  Lowell Taub
-----------------------------------------------------------------------------------------------------------------------------------
Karch Kiraly                      307 Bpca del Canon                     Coach/Athlete Agreement           01/01/97        0.00
                                  San Clemente, CA 92672
-----------------------------------------------------------------------------------------------------------------------------------
American Express                  50189 AXP Financial Center             Retirement Plan Investment Mgr.     1994          0.00
                                  Minneapolis, MN 55474
                                  Attention:  Lisa Reitsma
-----------------------------------------------------------------------------------------------------------------------------------
Gage Marketing                    CB-0014                                Buy 2 Fulfillment Center                          0.00
                                  PO Box 1164
                                  Minneapolis MN  55480
                                  Attention:  Cheri Strand
-----------------------------------------------------------------------------------------------------------------------------------
Lanier de Costa Rica, SA          Lanier de Costa Rica                   Maintenance of the copiers        08/28/99        0.00
                                  Apartado Postal 301-1005                 and faxes
                                  Barrio Mexico - Costa Rica
                                  Attention:   Mr. Jose Antonio
                                    Ramirez
-----------------------------------------------------------------------------------------------------------------------------------
Warehouse (Mr. Jorge Barrantes)   Sr. Jorge Barrantes,                    Warehouse                        09/13/01        0.00
                                  Apartado Postal 457-4100
                                  Grecia, Costa Rica
-----------------------------------------------------------------------------------------------------------------------------------
Vertex                            1041 Old Cassat Rd.                    Tax Compliance                                    0.00
                                  Berwyn, PA 19312-1151
-----------------------------------------------------------------------------------------------------------------------------------
Meyers                            P.O. Box 4206                          Myers Storage                                   5,082.26
                                  Bridgeport, CT 06607
                                  Attention:  Thomas Striffolino
-----------------------------------------------------------------------------------------------------------------------------------
IBM Credit                        2929 North Central Ave.                IBM Global Finance -                              0.00
                                  Phoenix, AZ 85012                      All AS/400 in Milford
                                  Attention:  Ray Beye                   and Secaucus
-----------------------------------------------------------------------------------------------------------------------------------
IBM Credit                        2929 North Central Ave.                IslandP (S40)                    12/31/98         0.00
                                  Phoenix, AZ 85012
                                  Attention:  Ray Beye
-----------------------------------------------------------------------------------------------------------------------------------
IBM Credit                        2929 North Central Ave.                Intidata (S40)                   12/31/98         0.00
                                  Phoenix, AZ 85012
                                  Attention:  Ray Beye
-----------------------------------------------------------------------------------------------------------------------------------
IBM Credit                        2929 North Central Ave.                Menswear (S40)                   12/31/98         0.00
                                  Phoenix, AZ 85012
                                  Attention:  Ray Beye
-----------------------------------------------------------------------------------------------------------------------------------
IBM Credit                        2929 North Central Ave.                Mensdata (S40)                   12/31/98         0.00
                                  Phoenix, AZ 85012
                                  Attention:  Ray Beye
-----------------------------------------------------------------------------------------------------------------------------------
IBM Credit                        2929 North Central Ave.                Intimate (740)                   11/27/00         0.00
                                  Phoenix, AZ 85012
                                  Attention:  Ray Beye
-----------------------------------------------------------------------------------------------------------------------------------
IBM Credit                        2929 North Central Ave.                Secaucus(730)                     03/31/99        0.00
                                  Phoenix, AZ 85012
                                  Attention:  Ray Beye
-----------------------------------------------------------------------------------------------------------------------------------
GE Information Services           20 Waterview Blvd.                     EDI VAN Services                  12/01/00        0.00
                                  Suite 302
                                  Parsippany, NY 07054
                                  Attention:  William Henke
-----------------------------------------------------------------------------------------------------------------------------------
Vertex                            1041 Old Cassat Rd.                    Vertex Tax                                        0.00
                                  Berwyn, PA 19312-1151
-----------------------------------------------------------------------------------------------------------------------------------
Limited                           Limited Logistics Services, Inc.       Master Sourcing Agreement         05/01/00        0.00
                                  Two Limited Parkway
                                  Columbus, Ohio 43230 U.S.A.
                                  Attention:  President/CEO
-----------------------------------------------------------------------------------------------------------------------------------
Transimaj                         Pinar Bakir Senol Sok Feride Han       Agency Agreement                                  0.00
                                  No. 3 Kat2 Gayrettepe
                                  Instanbul Turkey
-----------------------------------------------------------------------------------------------------------------------------------
Alphatex                          Rua Funchal, 538, Conj. 132,           Agency Agreement                                  0.00
                                  Sao Paulo, SP, Brazil
-----------------------------------------------------------------------------------------------------------------------------------
Warnaco of Canada Company/        The Warnaco Group                      License Agreement to Warnaco      01/03/99        0.00
Warnaco Netherlands B.V.          90 Park Ave. 26th Fl                   of Canada Company
                                  New York, NY 10016
-----------------------------------------------------------------------------------------------------------------------------------
Warnaco of Canada Limited/        The Warnaco Group                      Third Amendment to (Intimate      01/01/98        0.00
  Warnaco Inc. and Warnaco        90 Park Ave. 26th Fl                   Apparel) Inter - Company
  International Inc.              New York, NY 10016                     Canada License Agreement

-----------------------------------------------------------------------------------------------------------------------------------
Warnaco of Canada/Warners BV      The Warnaco Group                      Royalty - Warners,Olga            01/03/99        0.00
                                  90 Park Ave. 26th Fl
                                  New York, NY 10016
-----------------------------------------------------------------------------------------------------------------------------------
Warnaco of Canada/Warnaco US      The Warnaco Group                      Royalty - Body Slimmers                           0.00
                                  90 Park Ave. 26th Fl
                                  New York, NY 10016
-----------------------------------------------------------------------------------------------------------------------------------
Warnaco of Canada/Intercompany    The Warnaco Group                      Royalty CK Men's Underwear        07/01/99        0.00
                                  90 Park Ave. 26th Fl
                                  New York, NY 10016
-----------------------------------------------------------------------------------------------------------------------------------
Warnaco of Canada/Intercompany    The Warnaco Group                      Royalty CK Women's Underwear      07/01/99        0.00
                                  90 Park Ave. 26th Fl
                                  New York, NY 10016
-----------------------------------------------------------------------------------------------------------------------------------
Warnaco of Canada/Intercompany    The Warnaco Group                      Royalty CK Boy's Underwear        07/01/99        0.00
                                  90 Park Ave. 26th Fl
                                  New York, NY 10016
-----------------------------------------------------------------------------------------------------------------------------------
Warnaco of Canada/Intercompany    The Warnaco Group                      Royalty CK Girl's Underwear       07/01/99        0.00
                                  90 Park Ave. 26th Fl
                                  New York, NY 10016
-----------------------------------------------------------------------------------------------------------------------------------
Warnaco of Canada/Intercompany    The Warnaco Group                      Royalty CK Accessories            07/01/99        0.00
                                  90 Park Ave. 26th Fl
                                  New York, NY 10016
-----------------------------------------------------------------------------------------------------------------------------------
Warnaco of Canada/Intercompany    The Warnaco Group                      Royalty CK U/W & Access -                         0.00
                                  90 Park Ave. 26th Fl                     rtl stores
                                  New York, NY 10016
-----------------------------------------------------------------------------------------------------------------------------------
Warnaco of Canada/Intercompany    The Warnaco Group                      Royalty CK Jeans - retail                         0.00
                                  90 Park Ave. 26th Fl                     store
                                  New York, NY 10016
-----------------------------------------------------------------------------------------------------------------------------------
Warnaco of Canada/Intercompany    The Warnaco Group                      National Advertising CK           07/01/99        0.00
                                  90 Park Ave. 26th Fl                     Underwear
                                  New York, NY 10016
-----------------------------------------------------------------------------------------------------------------------------------
Myers Records Center              255 Long Beach Blvd.                   Record storage                    Apr-99          0.00
                                  Stratford CT 06497
                                  Attention:  Steve Garger
-----------------------------------------------------------------------------------------------------------------------------------
Postmaster                        15707 Sherman Way                      PO Box in Van Nuys                               0.00
                                  Van Nuys, CA 91409
-----------------------------------------------------------------------------------------------------------------------------------
Pitney Bowes Credit Corp          2225 American Dr.                      Postage Machine                   01/30/01       0.00
                                  Neenah, WI 54956-1005
-----------------------------------------------------------------------------------------------------------------------------------
Danka Business Systems            P.O. Box 3083                          Copier                            03/28/95       0.00
                                  Cedar Rapids, IA 52406-3083
-----------------------------------------------------------------------------------------------------------------------------------
Dallas Market Center, Ltd.        2100 Stemmons Freeway                  Real Property Lease               06/13/01     1,686.50
                                  Dallas, TX 75207
                                  Attention:  Kristin Rucker
-----------------------------------------------------------------------------------------------------------------------------------
South Coast Plaza                 3315 Fairview Road                     Real Property Lease               10/12/93        0.00
                                  Costa Mesa CA 92626
                                  Attention:  Connie Harrison
-----------------------------------------------------------------------------------------------------------------------------------
Schur Management Co.              2432 Grand Concourse                   Basement                                          0.00
                                  Bronx, NY 10458
-----------------------------------------------------------------------------------------------------------------------------------
Market Center Management          Dallas Market Center                   Authentic Fitness Corp., Dallas   11/15/01        0.00
  Co, Ltd.                        PO Box 845467                          Market Center  Space 2412
                                  Dallas, TX 75284-5467                  2100 Stemmons Freeway Dallas,
                                                                         75207 Sales Office (Designer)
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Storage               450 Camarillo Center Drive              Wells Fargo Storage (Store #77                   0.00
                                  Camarillo, CA 93010                     Camarillo, CA)
-----------------------------------------------------------------------------------------------------------------------------------
Market Center Management          Dallas Market Center                    Showroom                                         0.00
  Company                         PO Box 845467
                                  Dallas, TX 75284-5467
-----------------------------------------------------------------------------------------------------------------------------------
Warnaco Inc.                      The Warnaco Group                       Master Agreement of Sale of      01/05/97        0.00
                                  90 Park Ave. 26th Fl                      Receivables
                                  New York, NY 10016
-----------------------------------------------------------------------------------------------------------------------------------
UPS                               643 West 43rd St. 8th Floor            Covers ground and domestic air    May-99          0.00
                                  New York, NY 10036
                                  Attention:  Janise Anderson
-----------------------------------------------------------------------------------------------------------------------------------
Data2Logistics                    6056 South Fashion Square              3rd party auditing & account                      0.00
                                  Drive 300                              allocation firm for our
                                  Salt Lake City, UT 84107               FedEx Express shipments
                                  Attention:  Gary Remley
-----------------------------------------------------------------------------------------------------------------------------------
AT&T Wireless                     300 Broadacres Drive                   Cell service                      Jul-02          0.00
                                  2nd Floor
                                  Bloomfield, NJ 07003
                                  Attention:  Gregory Windisch
-----------------------------------------------------------------------------------------------------------------------------------
AT&T                              32 Avenue of the Americas              Data                              Mar-02          0.00
                                  4th Floor
                                  New York, NY 10013
-----------------------------------------------------------------------------------------------------------------------------------
AT&T                              32 Avenue of the Americas              Data                              May-02          0.00
                                  4th Floor
                                  New York, NY 10013
-----------------------------------------------------------------------------------------------------------------------------------
AT&T                              32 Avenue of the Americas              Data                              Jul-02          0.00
                                  4th Floor
                                  New York, NY 10013
-----------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom, Inc.           Fruit of the Loom, Inc.,               Termination, Settlement           04/18/01        0.00
                                  Bowling Green, Kentucky                and Reelase Agreement
                                  42102-9015                             terminating the License
                                  Attention: Vice President              Agreement dated August
                                             and General Counsel         26, 1991
-----------------------------------------------------------------------------------------------------------------------------------
Digiterra                         5251 DTC Parkway                       Consulting                      1/02 - 12/02      0.00
                                  Suite 1400
                                  Greenwood Village, CO 80111
                                  Attention:  Brian Bognar
-----------------------------------------------------------------------------------------------------------------------------------
Cisco Systems                     170 West Tasman Dr.                    Lan/Wan Equipment Equipment       01/15/02        0.00
                                  San Jose, CA 95134                     Maintenance/Network Hardware
                                  Attention:  Nancy Hans
-----------------------------------------------------------------------------------------------------------------------------------
Compaq                            10400 N. Tantau Ave.                   Servers contract maintenance/     01/15/02     7,533.35
                                  CAC14-43                               network hardware
                                  Cupertino, CA 95014
-----------------------------------------------------------------------------------------------------------------------------------
Dell Computers                    8801 Research Blvd.                    Servers contract maintenance/     06/13/02        0.00
                                  Austin, TX 78758                       Network Hardware
                                  Attention:  Dana Sanditeu
-----------------------------------------------------------------------------------------------------------------------------------
Hewlett-Packard                   300 Hanover Street                     Servers contract maintenance/     08/15/02        0.00
                                  Palo Alto, CA 94304                    Network Hardware
-----------------------------------------------------------------------------------------------------------------------------------
RSA Inc.                          174 Middle Tpke                        RSA Dial-up Security Software     05/01/02        0.00
                                  Bedford, MA 01730
-----------------------------------------------------------------------------------------------------------------------------------
Soft Choice                       3 Quincy Street                        Norton Anti-Virus Software        02/01/02        0.00
                                  Norwalk, CT 06850
-----------------------------------------------------------------------------------------------------------------------------------
Sybari Software Inc.              353 Larkfield Rd.                      Antigent-Email Anti-Virus/        04/01/02        0.00
                                  East Northport, NY 11731-2964          Network Software
-----------------------------------------------------------------------------------------------------------------------------------
Integration Technologies          1201 Dove Street, Suite 350            Firewall contract maintenance/    06/06/02     13,647.00
                                  Newport Beach, CA 92660                Network Software
-----------------------------------------------------------------------------------------------------------------------------------
Integration Technologies          1201 Dove Street, Suite 350            Stonebeat, Web filter,            01/02/02   cure, if any,
                                  Newport Beach, CA 92660                Clustering/Network Software                  is included
                                                                                                                      in the cure
                                                                                                                      amount set
                                                                                                                      forth directly
                                                                                                                       above
-----------------------------------------------------------------------------------------------------------------------------------
Microsoft                         1 Microsoft Way                        MS Support contract/               01/01/02       0.00
                                  Redmond, WA 98052                      Network Software
-----------------------------------------------------------------------------------------------------------------------------------
Argent                            6 Forest Park Dr.                      Monitoring Software contract/      05/01/02       0.00
                                  Farmington, CT 06032                   Network Software
                                  Attention: Scott McCauslaw
-----------------------------------------------------------------------------------------------------------------------------------
Decision One                      50 E. Swedesford Rd                    Memorex 800LPM IPDS Line Mtx       07/01/02    4,686.94
                                  Frazer, PA 19355                       Printer/AS 400 Hardware
-----------------------------------------------------------------------------------------------------------------------------------
Decision One                      50 E. Swedesford Rd                    Memorex 800LPM IPDS Line Mtx       07/01/02  cure, if any,
                                  Frazer, PA 19355                       Printer AS 400 Hardware                      is included
                                                                                                                      in the cure
                                                                                                                      amount set
                                                                                                                      forth directly
                                                                                                                      above
-----------------------------------------------------------------------------------------------------------------------------------
Decision One                      50 E. Swedesford Rd                    Printronix P9212 Line Mtrx        07/01/02   cure, if any,
                                  Frazer, PA 19355                       Printer /AS 400 Hardware                     is included
                                                                                                                      in the cure
                                                                                                                      amount set
                                                                                                                      forth directly
                                                                                                                      above
-----------------------------------------------------------------------------------------------------------------------------------
Decision One                      50 E. Swedesford Rd                    Printronix P9212 Line Mtrx        07/01/02   cure, if any,
                                  Frazer, PA 19355                       Printer /AS 400 Hardware                     is included
                                                                                                                      in the cure
                                                                                                                      amount set
                                                                                                                      forth directly
                                                                                                                      above

-----------------------------------------------------------------------------------------------------------------------------------
IBM Credit                        2929 North Central Avenue              Standalone Modem V.32 Lease/      07/01/02        0.00
                                  Phoenix, AZ 85012                       AS400 Hardware
                                  Attention:  Ray Beye
-----------------------------------------------------------------------------------------------------------------------------------
IBM Credit                        2929 North Central Avenue              Optical Library DataServer/       07/01/02        0.00
                                  Phoenix, AZ 85012                       AS400 Hardware
                                  Attention:  Ray Beye
-----------------------------------------------------------------------------------------------------------------------------------
IBM Credit                        2929 North Central Avenue              DOT Band Printer (Twinaxial)/     07/01/02        0.00
                                  Phoenix, AZ 85012                      AS 400 Hardware
                                  Attention:  Ray Beye
-----------------------------------------------------------------------------------------------------------------------------------
IBM Credit                        2929 North Central Avenue              Impacwriter/ AS 400 Hardware      07/01/02        0.00
                                  Phoenix, AZ 85012
                                  Attention:  Ray Beye
-----------------------------------------------------------------------------------------------------------------------------------
IBM Credit                        2929 North Central Avenue              Printer/AS 400 Hardware           07/01/02        0.00
                                  Phoenix, AZ 85012
                                  Attention:  Ray Beye
-----------------------------------------------------------------------------------------------------------------------------------
IBM Credit                        2929 North Central Avenue              5GB Ext. 8mm Tape Drive MOD       07/07/01        0.00
                                  Phoenix, AZ 85012                      12/AS 400 Hardware
                                  Attention:  Ray Beye
-----------------------------------------------------------------------------------------------------------------------------------
IBM Credit                        2929 North Central Avenue              5GB Ext. 8mm Tape Drive MOD       07/07/01        0.00
                                  Phoenix, AZ 85012                      12/AS 400 Hardware
                                  Attention:  Ray Beye
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IBM Credit                        2929 North Central Avenue              Rack Enclosure 1.6 meter/AS       07/01/02        0.00
                                  Phoenix, AZ 85012                      400 Hardware
                                  Attention:  Ray Beye
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IBM Credit                        2929 North Central Avenue              Rack Enclosure 1.6 meter/AS       07/01/02        0.00
                                  Phoenix, AZ 85012                       400 Hardware
                                  Attention:  Ray Beye
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IBM Credit                        2929 North Central Avenue              Base System Unit/AS               07/01/02        0.00
                                  Phoenix, AZ 85012                      400 Software
                                  Attention:  Ray Beye
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Oce Printing Systems              3265 Ramos Circle #200,                Siemans laser printer/AS          01/01/02        0.00
                                  Sacramento, CA 95827                   400 Hardware
                                  Attention:  Berry Oberg
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Oce Printing Systems              3265 Ramos Circle #200,                Siemans laser printer/AS          01/01/02        0.00
                                  Sacramento, CA 95827                   400 Hardware
                                  Attention:  Berry Oberg
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Decision One                      50 E. Swedesford Rd                    800 LPM IPDS Line Matrix          07/01/02        0.00
                                  Frazer, PA 19355                       Printer/AS 400 Hardware
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Decision One                      50 E. Swedesford Rd                    MTC 1251 800 LPM IPDS Line Mtrx   07/01/02
                                  Frazer, PA 19355                       AS400 Hardware
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Decision One                      50 E. Swedesford Rd                    Printronix P5215 1500LPM Line     07/01/02        0.00
                                  Frazer, PA 19355                       Mtrx AS400 Hardware
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IBM Credit                        2929 North Central Avenue              Impactwriter/AS400 Hardware       07/01/02        0.00
                                  Phoenix, AZ 85012
                                  Attention:  Ray Beye
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Advanced Systems Concepts         1300 Woodfield Rd.                      Sequel/AS 400 Software           01/01/02        0.00
                                  Suite 310 Schaumburg, IL 60173
                                  Attention:  Stacy Jenson
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Aldon Computer Group              1999 Harrison St.                       ACMS/AS 400 Software             02/01/02        0.00
                                  Suite 1500
                                  Oakland, CA 94612
                                  Attention:  Bob Anderson
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Broderick Data Systems            64 Main St.                             Spool Organizer P40 AS           7/01/02         .00
                                  Lexington, OH 44904                     400 Software
                                  Attention:  Beth Shasky
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Gauss                             8717 Research Drive                     Spyview/AS 400 Software          05/01/02        0.00
                                  Irvine, CA 92618
                                  Attention:  Pat Decaprial
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Hawkeye Information Systems       P.O. Box 2167                           Pathfinder/AS 400 Software       01/06/02        0.00
                                  Fort Collins, CO 80522
                                  Attention:  Cindy Starck
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ROI Corporation/GO Software       5000 Business Center Drive              Java Card/Credit Card Processing 06/16/02        0.00
                                  Suite.1000,
                                  Savannah, GA 31405
                                  Attention:  Beth Murdock
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Aldon Computer Group              1999 Harrison St.,  Suite 1500          Aldon/AS400 Software             11/30/01        0.00
                                  Oakland, CA 94612
                                  Attention:  Bob Anderson
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Broderick Data Systems            64 Main St.                             Broderick/AS 400 Software        12/01/01        0.00
                                  Lexington, OH 44904
                                  Attention:  Beth Shasky
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Hawkeye Information Systems       P.O. Box 2167                           Hawkeye/AS 400 Software          07/02/02        0.00
                                  Fort Collins, CO 80522
                                  Attention:  Cindy Starck
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Advanced Systems Concepts         1300 Woodfield Rd.                      Sequel/AS 400 Software           01/01/02        0.00
                                  Suite 310
                                  Schaumburg, IL 60173
                                  Attention:  Stacy Jenson
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Touchtone Corporation             3151 Airway Bldg. I-3                   Questview/AS 400 Software        05/30/02        0.00
                                  Costa Mesa, CA 92626
                                  Attention:  Pahoa Chang
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Cybra                             1 Executive Blvd.                       Mark Magic/AS 400 Software       07/23/02        0.00
                                  Yonkers, NY 10701
                                  Attention:  John Parisi
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Digex                             19200 Von Karman Ave.                   Speedo Ecommerce Website         03/01/02        0.00
                                  #530
                                  Irvine, CA  92612
                                  Attention:  Edward Z.  Martinez
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Bell South                        301 W. Bay Street                       Telephone system/Thomasville     prior to    15,625.62
                                  Room 12DD1                                                               1/1/01
                                  Jacksonville, FL 32202
                                  Attention:   Judy Arcey
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Come Land Maintenace              4917 West Melrose Ave.                  Janitorial                       11/26/01        0.00
                                  Los Angeles, CA 90029
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Metropolitan Interests Corp.      3838 Oak Lawn Ave.                      Sales Office/Texas               12/01/99        0.00
                                  Suite 1416
                                  Dallas, TX 75219
                                  Attention:  Cecil Kirksey
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Data Captured Solutions           151 Sheldon Rd.                         RF Scanner Service Agreements    07/31/02        0.00
                                  Manchester, CT 06040
                                  Attention:  Tom Venezia
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Data Captured Solutions           151 Sheldon Rd.                         RF Scanner Service Agreements    11/30/01        0.00
                                  Manchester, CT 06040
                                  Attention:  Tom Venezia
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Data Captured Solutions           151 Sheldon Rd.                         RF Scanner Service Agreements    03/01/02        0.00
                                  Manchester, CT 06040
                                  Attention:  Tom Venezia
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Sunguard Treasury Systems         2777 Summer St.                         Treasury Cash Management         02/02/88        0.00
                                  4th Floor                               software system
                                  Stamford, CT 06905
                                  Attention:  Joe Arouni
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Vertex                            1041 Old Cassat Rd.                     Software Maintenance            10/01 - 9/02     0.00
                                  Berwyn, PA 19312-1151
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Peregrine                         1277 Lenox Park Blvd.                   Premenos (EDI)                   11/01/01        0.00
                                  Atlanta, GA 30319
                                  Attention:  Chris Mascis
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Any Employee Patent and Confidentiality Agreements and Arbitration Agreements, including, without limitation, those that are substantially in the same form as Plan Schedules 3.1(a) and (b), by and between any of the Debtors and any of their employees shall be deemed to be assumed with a zero cure amount.  However, any agreements by and between any of the Debtors and any of their employees regarding any other terms and conditions of such employees' employment shall be deemed to be rejected as of the Effective
Date.
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